UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2021
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
At the start of the 12-month period, rising COVID-19 infection rates, shuttered economies and U.S. presidential election-related anxiety made it difficult for the world to look to the future with optimism. Uncertainty caused a number of companies to retract or refrain from providing earnings guidance and led to economic forecasts that projected as much as a 3.8% contraction in global GDP growth for 2020. However, ongoing accommodative measures by central banks around the world helped stabilize markets and economies, and the approval and subsequent rollout of coronavirus vaccines brightened investors’ outlook heading into 2021.
In the second half of the period, growing optimism about a return to normalcy, the passage of an additional $1.9 trillion U.S. relief package, and President Biden’s proposed $2.25 trillion infrastructure spending plan propelled U.S. equity markets to new highs. Key economic data also contributed to investor optimism, including a significant increase in U.S. manufacturing activity. Commodity prices also increased, leading to inflation fears. While Federal Reserve policymakers viewed inflation as “transitory” and kept short-term interest rates near zero, they indicated that higher inflation readings could accelerate the timeframe for interest rate hikes and projected at least one rate increase by the end of 2023.
Against this backdrop, small-capitalization stocks outperformed large- and mid-caps, according to the Russell family of U.S. indices. Additionally, value stocks outpaced growth stocks across the capitalization spectrum.

Fund Performance
The Meridian Growth Fund (the "Fund") Legacy Class Shares returned 56.11% (net) for the 12 months ended June 30, 2021, outperforming its benchmark, the Russell 2500® Growth Index, which returned 49.63%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. During the period, volatility was slightly below average. In fact, there were 17 days in which the index dropped 2% or more. Notably, the Fund’s strategy outperformed the index on 15 of these 17 down days.
At the sector level, the Fund benefitted from positive stock selection in the communication services and information technology sectors. In addition, an overweight position in the industrials sector aided performance, as industrials was one of the top performing sectors in the index during the period. The Fund maintained its overweight to industrials given the Fund’s focus on commercial and professional service companies, which tend to exhibit strong competitive advantages and generally less macro sensitivity than the broader sector. The Fund remains underweight the information technology sector as we continue to be unable to justify current valuations and worry that a bubble is forming in the software industry, where many companies are operating under a grow at all costs model with little to no focus on profits. Conversely, select consumer discretionary holdings detracted from relative performance during the period, as names including Vroom, Inc. and Carter’s, Inc., appreciated but couldn’t keep pace with the broader market. Market factors were mixed during the trailing one-year period, a welcome relief from the previous year in which larger-cap, momentum-driven, and more aggressive growth companies outperformed.
The three largest contributors to the Fund’s performance during the period were Pinterest, Inc., J2 Global, Inc., and Generac Holdings, Inc.
•	Pinterest, Inc. is a social media platform where users create, manage, and share theme-based image collections online. The company generates revenue through a targeted advertising model. We purchased the stock at what we felt was an attractive price based on our belief that Pinterest’s user base was drastically under-monetized and that revenue growth could accelerate. The stock rallied after management reported strong revenue trends in July driven by stay-at-home mandates. During pandemic-related quarantines, social media platforms like Pinterest have become a more important way for retailers and brands to reach consumers. Pinterest’s average revenue per user in the US remains well below its most comparable peers. We believe the company has a very clear opportunity to close this gap which will drive long duration revenue growth and expanding margins. Despite the attractive long-term outlook, we sold our position in the stock during the period based on our market cap and valuation discipline.
•	J2 Global, Inc. is a leading internet and software services company, operating through two segments: business cloud services and digital media. The combined company has grown revenues for 24 consecutive years with high

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
margins and attractive returns on invested capital. The cloud services business which provides niche products to small and mid-sized businesses enjoys a high percentage of recurring revenues, low churn, and high margins. J2’s digital media business generates revenue through subscriptions to websites it owns, including tech, entertainment, and culture site Mashable, and through advertising on those sites. J2’s advertising business model is unique in that it is almost entirely performance-based, as opposed to other sites that rely heavily on banner advertisements. Part of our initial attraction to J2 was its successful track record of acquiring undermanaged companies and restructuring them to significantly increase profitability. In April, J2 announced plans to spin off its Cloud Fax business which we believe will create value for shareholders. Our continued confidence in J2 prompted us to cause the Fund to maintain a large position in the stock which we believe is significantly undervalued by the market.

•	Generac Holdings, Inc. is a manufacturer of power generation equipment with a leading position in home standby generators. Generac also offers consumers a home energy management system that harnesses and stores power from the sun to be used for backup during utility power outages. Severe weather events that strained already-overburdened power grids in California and other key markets have created significant opportunity for home power generation equipment manufacturers. Moreover, with the future potential to aggregate these distributed energy resources through the company’s grid services business, homeowners have the potential to monetize these assets. With the total U.S. household penetration rate at less than 10%, we are excited about the future market opportunity. In February, the winter storm that left more than five million homes in Texas without power resulted in soaring demand for Generac’s home generators and drove gains in the company’s stock. More recently, record-high temperatures and droughts, rolling blackouts in the Pacific Northwest, and an increase in attach rates on new homes have driven demand. We trimmed the Fund’s position in the stock during the quarter based on valuation but remain confident in the long-term growth potential of Generac.
The three largest detractors from the Fund’s performance during the period were Quidel Corp., Deciphera Pharmaceuticals, Inc., and Vroom, Inc.
•	Quidel Corp. is a leader in developing point-of-care (POC) rapid diagnostic testing systems. It generates a significant portion of its revenue from point-of-care flu tests. In March of 2020, the company became one of the first in the industry to receive FDA Emergency Use Authorization for its COVID-19 detection test. As testing ramped up in the following months, the stock rallied. More recently, however, the stock has pulled back amid rising COVID-19 vaccination rates and declining COVID-19 testing volumes. Our investment thesis for Quidel remains intact as the company has a solid business in other diagnostic areas with a robust product pipeline. Pipeline developments include the company’s Savanna platform, its POC molecular diagnostic system that is accurate, fast and cost effective. We trimmed the Fund’s position in the stock during the period.

•	Deciphera Pharmaceuticals, Inc. is a commercial-stage biopharmaceutical firm focused on developing therapies for cancer through its switch-control kinase inhibitor platform. We were drawn to this company for the commercial launch of Qinlock, its recently approved drug for gastrointestinal stromal tumors (GIST) and its promising pipeline of developmental drugs. The disappointing commercial launch of Qinlock caused the stock to slide during the period. While sales of the drug initially were strong, they’ve recently stalled as the therapy is only approved as a fourth-line treatment option. However, the company is currently conducting trials in second-line GIST patients which could significantly expand usage for Qinlock. If approved, we believe the upside for Deciphera could be considerable. During the period, we trimmed the Fund’s position in the stock.
•	Vroom, Inc. operates an end-to-end e-commerce platform for the used car industry. We believe Vroom is well positioned to benefit from a growing trend in which used car buyers are choosing the online shopping experience over the traditional car lot experience. We believe only a few e-commerce platforms will be able to take significant market share from traditional used car dealers due to inventory, sourcing, and operational challenges that most online sellers are unable to overcome. We are confident Vroom, which is currently the second-largest player in this space, will be among them. During the period, Vroom saw more demand for used cars than it was able to fulfill. Its call center, which fields inquiries from prospective buyers, was not able to keep up with call volumes which negatively impacted top-line results. We believe this is only a speed bump for Vroom, which is already in the process of improving its infrastructure. Revenue growth is likely to accelerate meaningfully through ’21 and we expect macro trends to remain supportive of online used car shopping. We added to the Fund’s position during periods of share price weakness.

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
As we look ahead, we are encouraged by the prospect that COVID-19 infection rates will continue to taper and that economies will fully reopen. However, the speed and breadth of a global recovery remains to be seen and depends largely on the rate of vaccine deployment and the potential spread of COVID-19 variants. With increased stimulus, declining unemployment, and a more robust economy it is very possible that increasing inflation will lead to higher interest rates. We believe this dynamic could introduce even more volatility into the markets, potentially pressuring some of the extreme valuations we see in the information technology and healthcare sectors – a development that we would welcome.
Now more than ever, we maintain strong conviction in the companies we own. Our focus remains on companies that can not only weather the market volatility but also emerge even stronger once the pandemic clouds clear. We believe the market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.21
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	56.11%	18.65%	13.49%	13.08%
Institutional Class (MRRGX)	12/24/14	56.13%	18.67%	—	14.15%
Class A (MRAGX) w/o sales charge	11/15/13	55.62%	18.28%	—	13.50%
Class A (MRAGX) with sales charge[1]	11/15/13	46.68%	16.89%	—	12.62%
Class C (MRCGX)	7/1/15	54.49%	17.44%	—	13.57%
Investor Class (MRIGX)	11/15/13	56.01%	18.59%	—	13.85%
Russell 2500® Growth Index	8/1/84 [2]	49.63%	20.68%	14.83%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	7	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.21
j2 Global, Inc.	3.19%
Skechers U.S.A., Inc. Class A	2.94%
STERIS Plc	2.89%
Sally Beauty Holdings, Inc.	2.65%
ON Semiconductor Corp.	2.49%
2U, Inc.	2.39%
Sensata Technologies Holding Plc	2.14%
Matson, Inc.	2.14%
Generac Holdings, Inc.	2.04%
Hanesbrands, Inc.	2.03%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care, Information Technology and Industrials. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
At the start of the 12-month period, rising COVID-19 infection rates, shuttered economies and U.S. presidential election-related anxiety made it difficult for the world to look to the future with optimism. Uncertainty caused a number of companies to retract or refrain from providing earnings guidance and led to economic forecasts that projected as much as a 3.8% contraction in global GDP growth for 2020. However, ongoing accommodative measures by central banks around the world helped stabilize markets and economies, and the approval and subsequent rollout of coronavirus vaccines brightened investors’ outlook heading into 2021.
In the second half of the period, growing optimism about a return to normalcy, the passage of an additional $1.9 trillion U.S. relief package, and President Biden’s proposed $2.25 trillion infrastructure spending plan propelled U.S. equity markets to new highs. Key economic data also contributed to investor optimism, including a significant increase in U.S. manufacturing activity. Commodity prices also increased, leading to inflation fears. While Federal Reserve policymakers viewed inflation as “transitory” and kept short-term interest rates near zero, they indicated that higher inflation readings could accelerate the timeframe on interest rate hikes and projected at least one rate increase by the end of 2023.
Against this backdrop, small-capitalization stocks outperformed large- and mid-caps, according to the Russell family of U.S. indices. Additionally, value stocks outpaced growth stocks across the capitalization spectrum.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class Shares returned 66.77% (net) for the 12 months ending June 30, 2021, outperforming its benchmark, the Russell 2500® Index, which returned 57.79%. The Fund also outperformed its secondary benchmark, the Russell 2500® Value Index, which returned 63.23%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Our experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-75 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. Two of our primary risk measures are beta-adjusted weight and downside capture, both of which we measure on portfolio, sector, and individual company levels. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500® Index to determine how sensitive each holding is to movement in the broader market and identify where the Fund’s risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta) or inversely to the market (low beta) we may increase or decrease the Fund’s weighting to align with the Fund’s risk parameters, as we prioritize risk before reward. Downside capture measures how much a stock goes down relative to an overall market decline, with lower capture representing lower risk. For both these measures we focus on absolute levels and changes over time. This is part of our ongoing process of recycling capital, and we are comfortable with the Fund’s current lower-risk profile.
Key drivers of the Fund’s performance included select industrials and information technology holdings. Conversely, the relative underperformance of several consumer staples and financials holdings hindered results.
The three largest contributors to the Fund’s performance were Welbilt, Inc., Acadia Healthcare Co., Inc., and DigitalBridge Group, Inc.
•	Welbilt, Inc. manufactures commercial foodservice equipment for restaurants and food service organizations globally. Customers include quick-service and full-service restaurant chains, hotels, resorts and supermarkets.

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
After spinning off from a large industrial conglomerate several years ago, the company struggled from low profit margins relative to competitors. A new CEO with a strong track record of successful business transformations was appointed in 2018 and outlined a process for improvement. Despite the company’s problems appearing fixable, our research suggested Welbilt’s stock traded at a significant discount. However, the Fund did not invest in the company until early 2020, when pandemic-related uncertainty for restaurants caused the stock to pull back to what we viewed as a deeply discounted value. The majority of Welbilt’s customers were considered essential businesses during the pandemic lockdowns. In our opinion, management executed well during the depth of the pandemic–cutting costs and enabling the company to remain cash-flow positive. This sent Welbilt’s stock higher during the second quarter. The stock rallied further when, in May, management announced a key competitor had reached a deal to acquire Welbilt. Another competitor later announced they would also consider a bid for the company. In July, Welbilt agreed to be acquired for cash by a private competitor, and the public competitor decided not to further bid up the value of Welbilt. We believe the $24 per share deal price is a fair take private price for Welbilt – a stock the Fund began accumulating under $5 per share. The announced deal will close out the Fund's position.

•	Acadia Healthcare Co., Inc. is a provider of behavioral healthcare services in the U.S. and U.K. Through its network of healthcare facilities, it offers care expertise in acute rehabilitation, long-term addiction therapy, child behavior, and other behavioral health issues. While Acadia’s U.S. business historically has grown mid-single digits and is profitable, its U.K. operations have struggled. In 2018-19, labor inefficiencies and frequent national health system regulation changes in the U.K. led to negative earnings growth and prompted the board of directors to replace the company’s CEO. In early 2020, Acadia’s new management announced they would begin the process of selling its unprofitable U.K. segment—a catalyst we felt could lead to an earnings rebound. While COVID-related market disruption delayed the sale and depressed the stock, it provided the Fund with an opportunity to build a position in Acadia. The Fund was rewarded for our insight, as the stock gained significantly over the period. Positive developments included profitability improvements in Acadia’s core U.S. behavioral health business and news of a buyer for its U.K. operations. The company continues to execute on its U.S. businesses, increasing partnerships in new states. It also enjoys strong organic growth, which has been a key driver of earnings growth. The stock’s exceptional performance during the period brought it closer to our assessment of the company’s intrinsic value and we subsequently trimmed the Fund's position. However, our outlook for future earnings growth remains positive.
•	DigitalBridge Group, Inc. (formerly Colony Capital, Inc.) is a real estate investment trust (REIT) focused on digital infrastructure such as data centers, wireless towers, and similar assets. The company both owns and operates properties and has a fee-based asset management division. DigitalBridge suffered an extended decline in its business when previous management strayed from the company’s traditionally strong property investment business by completing a merger that added a collection of diverse yet undifferentiated and subscale properties to its portfolio and burdened it with debt. The catalyst for the Fund's investment was a new management team in 2019 that brought significant experience in digital assets to the company and began to transform the business by selling its hospitality, healthcare, and industrial properties, and reinvesting the proceeds into digital infrastructure properties. DigitalBridge continued to make progress with this transformation in the period, with digital assets now accounting for 80% of total assets. We maintained the Fund's position in the stock.
The three largest detractors from the Fund’s performance during the period were Perrigo Co., Deciphera Pharmaceuticals, Inc., and Teva Pharmaceutical Industries Ltd.
•	Perrigo Co. is the leader in store brand consumer wellness and self-care products and also operates a smaller prescription drug business. The company has endured five years of declining earnings due to what we believe was poor capital allocation by its previous management team, which chased growth through acquisitions outside of Perrigo’s core business. Our investment in Perrigo was inspired by a new management team that has committed to pursuing realistic, steady growth rates within the core business, and delivering improved profitability and returns on capital. We also liked the stock’s valuation, which was less than 11x price to earnings at the time of our investment. Perrigo’s stock declined following an adverse tax ruling related to its domicile in Ireland, which is a hangover from previous management, and a product recall of generic Albuterol due to a packaging issue. We believe these headwinds may persist for some time and therefore liquidated the Fund's position in Perrigo’s stock.
•	Deciphera Pharmaceuticals, Inc. is a biotech company focused on cancer therapies based on its proprietary kinase switch control inhibitor platform. When we initially became interested in Deciphera, the stock was out of

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
favor with investors as a result of confusing clinical trial results reported in 2018 for one of its therapies. However, our team’s analysis detected several positive underlying signs in the data. We felt that, given the large market opportunity for cancer therapies and our positive outlook for Deciphera’s pipeline of drug candidates, Deciphera represented a favorable risk/reward opportunity. As such, we purchased the stock in the second quarter of 2019. Our thesis has since begun to play out and Decipher has been a profitable investment for the Fund. However, despite reporting relatively solid earnings results and indications that additional data on its therapies will be coming out in the second half of 2021, the stock declined. We believe the company’s risk/reward dynamics remain favorable and maintained the Fund's position in the stock.
•	Teva Pharmaceutical Industries Ltd. develops, manufactures, and markets generic and branded drugs. The stock fell roughly 80% following the loss of patent protection for its top-selling multiple sclerosis drug Copaxone in 2015. The setback led to a decline in sales and margins. Teva’s generic drug business also fell on hard times when, in 2018, it suffered from pricing pressure and the company worked towards a multi- billion-dollar litigation settlement for its role in the nationwide Opioid crisis. Our research of the company suggested liquidity risk from large settlements was limited and that generic pricing pressure was normalizing as the FDA completed its accelerated approval program. We also had confidence that management, which was executing a restructuring program to improve margins and free cash flow, could reignite earnings growth. We were particularly excited about Teva’s decision to divest its generic manufacturing assets and launch two new branded drugs, which we believed could offset the sales decline resulting from Copaxone's patent loss. During the period, Teva’s stock declined amid accusations it violated anti-kickback rules by donating $300 million to charities that helped patients pay for Capaxone, which supported a price increase for the drug. We exited the Fund's position in the stock as our outlook for the company dimmed.

Outlook
With the future of inflation, interest rates, and variants of the coronavirus hanging in the balance, we believe it’s likely market “noise” levels will grow. Our approach to cutting through the noise is to focus on individual company fundamentals. Through detailed, bottom-up fundamental analysis, we will continue to search for and invest in out-of-favor companies that we believe are primed to demonstrate improved results. We believe this approach will enable the Fund to deliver on its performance objectives.
Thank you for your continued partnership with ArrowMark.
Jamie England
Portfolio Manager

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.21
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	66.77%	19.71%	14.42%	13.59%
Class A (MFCAX) w/o sales charge	11/15/13	66.22%	19.24%	—	13.11%
Class A (MFCAX) with sales charge[1]	11/15/13	56.67%	17.83%	—	12.23%
Class C (MFCCX)	7/1/15	65.03%	18.50%	—	13.70%
Investor Class (MFCIX)	11/15/13	66.65%	19.55%	—	13.40%
Russell 2500® Index	2/10/94 [2]	57.79%	16.35%	12.86%	11.00%
Russell 2500® Value Index	2/10/94 [2]	63.23%	12.29%	10.93%	10.77%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	12	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.21
DigitalBridge Group, Inc.	3.33%
Acadia Healthcare Co., Inc.	3.10%
Newell Brands, Inc.	2.30%
VICI Properties, Inc.	2.30%
SMART Global Holdings, Inc.	2.29%
Covanta Holding Corp.	2.28%
TreeHouse Foods, Inc.	2.27%
CNH Industrial, N.V. (United Kingdom)	2.20%
First Horizon Corp.	2.18%
Telephone and Data Systems, Inc.	2.14%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term and options written investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	13	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
At the start of the 12-month period, rising COVID-19 infection rates, shuttered economies and U.S. presidential election-related anxiety made it difficult for the world to look to the future with optimism. Uncertainty caused a number of companies to retract or refrain from providing earnings guidance and led to economic forecasts that projected as much as a 3.8% contraction in global GDP growth for 2020. However, ongoing accommodative measures by central banks around the world helped stabilize markets and economies, and the approval and subsequent rollout of coronavirus vaccines brightened investors’ outlook heading into 2021.
In the second half of the period, growing optimism about a return to normalcy, the passage of an additional $1.9 trillion U.S. relief package, and President Biden’s proposed $2.25 trillion infrastructure spending plan propelled U.S. equity markets to new highs. Key economic data also contributed to investor optimism, including a significant increase in U.S. manufacturing activity. Commodity prices also increased, leading to inflation fears. While Federal Reserve policymakers viewed inflation as “transitory” and kept short-term interest rates near zero, they indicated that higher inflation readings could accelerate the timeframe for interest rate hikes and projected at least one rate increase by the end of 2023.
Against this backdrop, small-capitalization stocks outperformed large- and mid-caps, according to the Russell family of U.S. indices. Additionally, value stocks outpaced growth stocks across the capitalization spectrum.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class Shares advanced 33.17% (net) for the 12-month period ended June 30, 2021, underperforming its benchmark, the S&P 500® Index, which gained 40.79%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring portfolio that can mitigate capital losses during turbulent bear market environments and offer upside participation during strong bull market environments as well. To achieve that, we seek out quality businesses maintaining considerable competitive advantages and healthy balance sheets that offer robust cash flow characteristics and muted volatility traits.
At any given time, roughly half of the Fund is invested in what we view as high quality, larger capitalization companies with promising growth prospects. The balance of the portfolio is invested in equities hedged in a risk-managed approach where more predictable stocks are married with options in an effort to reduce downside risks. Accordingly, during periods of excessive market returns, this strategy results in a willingness to trade some upside while preserving potential downside protection. Underlying this approach is our commitment to deep fundamental research.
Against this backdrop, leading detractors during the period included Match Group, Inc., Talis Biomedical Corp., and Vroom, Inc.
•	Match Group, Inc. is the global leader in online dating services, led by Tinder, the highest grossing non-gaming app in the world. The company was spun off from core holding Interactive Corp. early in the period, and as we assessed its value in the Fund, we exited the position due to what we believed was a stretched valuation. The Fund continues to hold Interactive Corp., which we believe has built a diverse portfolio of digital assets that frequently contends with a disconnect between the intrinsic value of its holdings and the price the market is willing to pay for the collection of platforms.
•	Talis Biomedical Corp. develops diagnostic testing technologies for infectious diseases. We added it to the Fund's portfolio after its IPO in early 2021. The company’s Talis One platform addresses a wide range of potential infections, from those that afflict the respiratory system to those related to women’s health. Admittedly, we underestimated the pandemic-stoked competitive pressures for point-of-care diagnostic tests, while moderating COVID-19 infection levels limited near-term growth prospects. We continue to believe there is an unmet market need for highly accurate and low-cost molecular testing, but we’re monitoring developments at Talis closely.

•	Vroom, Inc. operates an end-to-end e-commerce platform for the highly fragmented $840 billion used auto market. We believe the company is well positioned to benefit from a growing trend in which used car customers opt for an online shopping experience instead of a traditional car lot. Although we believe few e-commerce

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Portfolio Performance and Composition (Unaudited) (continued)
companies can overcome inventory, sourcing, and operational issues that are common to challengers in the used car market, we believe Vroom has the strategy and capacity to dominate as sales increasingly migrate from physical to digital outlets. Despite the stock’s underperformance in the period, the Fund continues to hold Vroom.
Top individual contributors during the period included salesforce.com, Inc., Apple, Inc., and NVIDIA Corp.
•	salesforce.com, Inc. develops cloud-based technology that helps clients manage customer service, sales, and operational data and processes. The company’s attractive business model, which is rooted in contracts with enterprise clients, provides considerable revenue visibility and enhances the breadth and scale of its product and service offerings. The pandemic-forced rethinking of the concept of the office underscored Salesforce’s essential nature and it reported a strong start to 2021 with high net new customer figures. It also anticipates increased cross-selling opportunities once it closes on its acquisition of leading-edge collaboration provider Slack, which could close as early as the third quarter. Ultimately, we believe that salesforce.com fits squarely within the Fund's focus of owning companies that allow their customers to better provision mission-critical data and services.
•	Apple, Inc. a leading consumer hardware, software, and services company, endured the market’s broad rotation into value stocks and surging preference for small cap companies to rank among our top contributors. Over the past 12 months, homebound consumers contributed to strong iPad and Mac desktop sales, as well as stellar growth in wearables technology, especially the Apple Watch and AirPods. In addition, with the fall 2020 launch of the iPhone 12, its first 5G-compatible device, Apple reversed downward momentum in its critical smartphone business. Additionally, signs of new products within the automotive and home entertainment industries in early 2021 were encouraging. Given the numerous potential drivers for growth, Apple remains a high conviction name for the Fund.
•	Despite a global semiconductor chip shortage, NVIDIA Corp. also rallied as it reported consistently strong fundamental growth and a promising outlook. The company develops graphics and video processing chips for desktop and notebook gaming personal computers, workstations, consoles, servers, and supercomputers. Amid the pandemic, it benefited from stay-at-home orders as many consumers sought computer upgrades to fulfill work-from-home responsibilities, improved gaming systems for entertainment purposes, or both. Furthermore, the company announced it was acquiring Arm Limited, a leading semiconductor chip designer, which would further expand NVIDIA's market footprint, although the deal faces numerous regulatory hurdles.

Outlook
Looking ahead, we are encouraged by the prospect of falling COVID-19 infection rates and the full reopening of economies worldwide. The speed and breadth, however, of improvements on both fronts remains to be seen, and depends largely on the rate of vaccine deployment and the spread of coronavirus variants. Meanwhile, sustained inflation remains a threat, given the robust U.S. growth outlook and the steadily improving employment picture. Such conditions historically lead to higher interest rates, which could spark market volatility, as might an increase in the corporate tax rate and renewed scrutiny of alleged anti-competitive practices among technology industry leaders.
Should volatility emerge, we will look to capitalize on it by buying high-quality businesses that we believe will compound value over the long-term. We will stick to our playbook, working prudently to manage risk and using deep fundamental company-level research rather than macroeconomic assessments. Meanwhile, our charge remains to prioritize risk over return, even if that means trading some incremental market upside for downside protection. Through the combination of stock selection and our covered call strategy, we believe our disciplined and conservative approach to deploying capital is ideal for a market that still appears to have gotten ahead of economic realities.
Thank you for your continued partnership with ArrowMark.
Clay Freeman
Portfolio Manager

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Total Return Based on a $10,000 investment for the Period Ended June 30, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.21
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	33.17%	22.96%	15.30%	11.08%
Class A (MRAEX) w/o sales charge	11/15/13	32.78%	22.55%	—	15.29%
Class A (MRAEX) with sales charge[1]	11/15/13	25.17%	21.11%	—	14.40%
Class C (MRCEX)	7/1/15	32.27%	22.06%	—	17.16%
Investor Class (MRIEX)	11/15/13	33.37%	22.86%	—	15.58%
S&P 500® Index	1/31/05 [2]	40.79%	17.65%	14.84%	10.43%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.21
Wells Fargo & Co.	5.84%
Skechers U.S.A., Inc. Class A	5.35%
WW Grainger, Inc.	5.08%
ON Semiconductor Corp.	3.81%
Domtar Corp.	3.53%
Vistra Corp.	3.50%
ViacomCBS, Inc. Class B	3.45%
Live Nation Entertainment, Inc.	3.32%
Mimecast Ltd.	3.22%
Zuora, Inc. Class A	3.22%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
At the start of the 12-month period, rising COVID-19 infection rates, shuttered economies and U.S. presidential election-related anxiety made it difficult for the world to look to the future with optimism. Uncertainty caused a number of companies to retract or refrain from providing earnings guidance and led to economic forecasts that projected as much as a 3.8% contraction in global GDP growth for 2020. However, ongoing accommodative measures by central banks around the world helped stabilize markets and economies, and the approval and subsequent rollout of coronavirus vaccines brightened investors’ outlook heading into 2021.
In the second half of the period, growing optimism about a return to normalcy, the passage of an additional $1.9 trillion U.S. relief package, and President Biden’s proposed $2.25 trillion infrastructure spending plan propelled U.S. equity markets to new highs. Key economic data also contributed to investor optimism, including a significant increase in U.S. manufacturing activity. Commodity prices also increased, leading to inflation fears. While Federal Reserve policymakers viewed inflation as “transitory” and kept short-term interest rates near zero, they indicated that higher inflation readings could accelerate the timeframe for interest rate hikes and projected at least one rate increase by the end of 2023.
Against this backdrop, small-capitalization stocks outperformed large- and mid-caps, according to the Russell family of U.S. indices. Additionally, value stocks outpaced growth stocks across the capitalization spectrum.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class Shares returned 61.51% (net) during the 12 months ended June 30, 2021, outperforming its benchmark, the Russell 2000® Growth Index, which returned 51.36%.
Our investment process prioritizes the management of risk over the opportunity for return. We look to build an enduring fund that can mitigate capital losses during turbulent bear market environments and, secondarily, participate on the upside during strong market environments. During the period, volatility was slightly below average. In fact, there were 20 days in which the index dropped 2% or more. Notably, the Fund's strategy outperformed the index on 17 of these 20 down days.
At the sector level, the Fund benefitted from positive stock selection in the communication services and materials sectors. In addition, an overweight position in the industrials sector aided performance, as industrials was one of the top performing sectors in the index during the period. The Fund maintained its overweight to industrials given the Fund's focus on commercial and professional service companies, which tend to exhibit strong competitive advantages and generally less macro sensitivity than the broader sector. Conversely, select information technology holdings detracted from relative performance during the period, as several names appreciated but couldn’t keep pace with the broader market. The Fund remains underweight the information technology sector as we continue to be unable to justify current valuations and worry that a bubble is forming in the software industry, where, in our opinion, many companies are operating under a grow at all costs model with little to no focus on profits. Market factors were mixed during the trailing one-year period, a welcome relief from the previous year in which larger-cap, momentum-driven, and more aggressive growth companies outperformed.
The three largest contributors to the Fund's performance during the period were Ranpak Holdings Corp., Forte Biosciences, Inc., and Heritage-Crystal Clean, Inc.
•	Ranpak Holdings Corp. is a manufacturer of paper based protective packaging solutions. Among the many things we like about Ranpak is the sustainability of its product which is environmentally friendly compared to plastic, foam, and other packaging materials. We also like its consumable business model and attractive unit economics. The Fund first invested in the company as a special purpose acquisitions company (SPAC). Operational challenges in the U.S. segment and higher than expected leverage impacted the share price when the company initially entered the public markets. The stock recovered nicely due to more consistent execution and strong fourth quarter and full-year 2020 financial results. Quarterly revenues grew 13.9% in constant currency, driven by 30% growth in Asia and Europe where customers are increasingly shifting away from plastic packaging toward paper. Although the Fund continues to hold a position in Ranpak due to our belief that sustainable packaging solutions will continue to gain market share, we reduced the Fund's exposure following the stock’s strong price appreciation.
•	Forte Biosciences, Inc. is a clinical-stage biopharmaceutical firm focused on the treatment of inflammatory skin diseases, particularly atopic dermatitis (eczema). Our research indicates there is a large unmet need for Forte’s lead

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Portfolio Performance and Composition (Unaudited) (continued)
drug candidate FB-401, a live biotherapeutic being developed as a topical therapy for inflammatory skin disease. Currently, there are few treatment options for pediatric patients with eczema and many of them include steroids which are often a non-starter for parents. However, FB-401 has shown a significant reduction in the disease among both adult and pediatric patients while tapering steroid use in a Phase 2a trial. The stock rallied during the quarter on increased awareness of the company following its reverse merger with Tocagen and excitement about a new placebo-controlled trial for FB-401 that dosed its first patient in September. We maintained the Fund's position in Forte, which is now fully funded through the readout of the placebo-controlled trial results in mid-2021.
•	Heritage-Crystal Clean, Inc. is an environmental services company focused on machine parts cleaning, used oil collection, oil re-refining, and hazardous and non-hazardous waste services. Our rationale for investing in this company includes the strong recurring revenue stream it generates and substantial growth opportunities in the re-refinery and used oil collection segments. The development and rollout of COVID-19 vaccinations and subsequent re-opening of economies have led to a rebound in miles traveled. Consequently, car maintenance shops saw increased demand for their services which benefited Heritage-Crystal Clean’s environmental services segment. Higher crude oil prices also contributed to strength in the oil segment, leading to record first-quarter 2021 revenue. Although we scaled back the Fund's exposure to Heritage-Crystal Clean as its share price appreciated, we remain confident in the long-term growth prospects for the company.
The three largest detractors from the Fund's performance during the period were Liquidia Corp., Quidel Corp, and Kiniksa Pharmaceuticals Ltd.
•	Liquidia Corp. is a late-stage clinical biopharmaceutical company that utilizes its proprietary PRINT technology to help address drug delivery challenges. The Fund initially invested in this company due to our enthusiasm for the use of its PRINT technology in the delivery of Treprostinil for the treatment of pulmonary arterial hypertension (PAH). Liquidia’s technology combines a simple, easy to use form factor with a unique drug formulation that is in a dry powder form. As a result, the company’s drug is much easier to administer and offers significant advantages over competing delivery mechanisms that require the use of a nebulizer. However, Liquidia’s stock declined following an unfavorable patent ruling that pushed out the commercialization of the company’s PAH drug from late 2021 to late 2022. As we currently see no near-term catalyst for the stock, we liquidated the Fund's position.
•	Quidel Corp is a leader in developing point-of-care (POC) rapid diagnostic testing systems. It generates a significant portion of its revenue from point-of-care flu tests. In March of 2020, the company became one of the first in the industry to receive FDA Emergency Use Authorization for its COVID-19 detection test. As testing ramped up in the following months, the stock rallied. More recently, however, the stock has pulled back amid rising COVID-19 vaccination rates and declining COVID-19 testing volumes. Our investment thesis for Quidel remains intact as the company has a solid business in other diagnostic areas with a robust product pipeline. Pipeline developments include the company’s Savanna platform, its POC molecular diagnostic system that is accurate, fast, and cost effective. We trimmed the Fund's position in the stock during the period.
•	Kiniksa Pharmaceuticals Ltd. is a clinical-stage biopharmaceutical firm focused on developing and commercializing therapeutic medicines for patients with unmet medical needs. Key to our investment thesis is the company’s drug Rilonacept, an FDA-approved treatment for inflammatory diseases that, in recent clinical trials, proved effective in also treating recurring pericarditis. The stock traded lower following the approval of COVID-19 vaccines, which dimmed investors’ outlook for Kiniksa’s experimental COVID-19 antibody treatment for patients with severe coronavirus pneumonia. A secondary stock offering also negatively impacted the company’s share price. We maintained the Fund's position in the stock, as we believe these are merely short-term headwinds and are optimistic about potential new indications for Rilonacept and the company’s attractive pipeline of clinical-stage products.

Outlook
As we look ahead, we are encouraged by the prospect that COVID-19 infection rates will continue to taper and that economies will fully reopen. However, the speed and breadth of a global recovery remains to be seen and depends largely on the rate of vaccine deployment and the potential spread of COVID-19 variants. With increased stimulus, declining unemployment, and a more robust economy it is very possible that increasing inflation will lead to higher interest rates. We

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
believe this dynamic could introduce even more volatility into the markets, potentially pressuring some of the extreme valuations we see in the information technology and healthcare sectors – a development that we would welcome.
Now more than ever, we maintain strong conviction in the companies we own. Our focus remains on companies that can not only weather the market volatility but also emerge even stronger once the pandemic clouds clear. We believe the market’s correction and subsequent rebound has presented us with opportunities to continue to upgrade the quality of the portfolio while maintaining our strict valuation discipline. Although recent economic events are unprecedented, we remain confident that staying disciplined to our investment process is the best approach to achieve the strategy’s long-term investment objectives.
Thank you for your continued partnership with ArrowMark.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2021
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.21
	Inception	1 Year	5 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	61.51%	20.00%	16.09%
Institutional Class (MSGRX)	12/24/14	61.59%	20.11%	14.87%
Class A (MSGAX) w/o sales charge	12/16/13	61.05%	19.63%	15.71%
Class A (MSGAX) with sales charge[1]	12/16/13	51.83%	18.21%	14.80%
Class C (MSGCX)	7/1/15	59.94%	18.79%	13.84%
Investor Class (MISGX)	12/16/13	61.51%	19.93%	16.01%
Russell 2000® Growth Index	12/16/13 [2]	51.36%	18.76%	13.08%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 28 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2021, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Holdings as of 6.30.21
Heritage-Crystal Clean, Inc.	2.95%
Skechers U.S.A., Inc. Class A	2.87%
2U, Inc.	2.47%
Sally Beauty Holdings, Inc.	2.42%
Mimecast Ltd.	2.31%
Matson, Inc.	2.06%
Ritchie Bros. Auctioneers, Inc. (Canada)	1.92%
TriNet Group, Inc.	1.92%
Momentive Global, Inc.	1.81%
Merit Medical Systems, Inc.	1.75%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.21
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Health Care and Industrials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

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Meridian Fund, Inc.
Expense Disclosure
June 30, 2021 (Unaudited)

Disclosures Regarding Fund Expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and (2) ongoing costs, including management fees; service and distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2021 through June 30, 2021.
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number reported under “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Meridian Growth Fund
Fund Expenses
June 30, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,155.60	$4.49
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,155.60	$4.38
Class A (MRAGX)	1.16%	$1,000.00	$1,153.80	$6.19
Class C (MRCGX)	1.87%	$1,000.00	$1,149.60	$9.97
Investor Class (MRIGX)	0.87%	$1,000.00	$1,154.80	$4.65

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.63	$4.21
Institutional Class (MRRGX)	0.82%	$1,000.00	$1,020.73	$4.11
Class A (MRAGX)	1.16%	$1,000.00	$1,019.04	$5.81
Class C (MRCGX)	1.87%	$1,000.00	$1,015.52	$9.35
Investor Class (MRIGX)	0.87%	$1,000.00	$1,020.48	$4.36
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

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Meridian Contrarian Fund
Fund Expenses
June 30, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.11%	$1,000.00	$1,204.40	$ 6.07
Class A (MFCAX)	1.42%	$1,000.00	$1,202.30	$ 7.75
Class C (MFCCX)	2.16%	$1,000.00	$1,198.00	$11.77
Investor Class (MFCIX)	1.19%	$1,000.00	$1,203.90	$ 6.50

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.11%	$1,000.00	$1,019.29	$ 5.56
Class A (MFCAX)	1.42%	$1,000.00	$1,017.75	$ 7.10
Class C (MFCCX)	2.16%	$1,000.00	$1,014.08	$10.79
Investor Class (MFCIX)	1.19%	$1,000.00	$1,018.89	$ 5.96
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

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Meridian Enhanced Equity Fund
Fund Expenses
June 30, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.24%	$1,000.00	$1,101.50	$ 6.46
Class A (MRAEX)	1.60%	$1,000.00	$1,100.10	$ 8.33
Class C (MRCEX)	2.00%	$1,000.00	$1,098.10	$10.40
Investor Class (MRIEX)	1.11%	$1,000.00	$1,103.10	$ 5.79

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.24%	$1,000.00	$1,018.65	$6.21
Class A (MRAEX)	1.60%	$1,000.00	$1,016.86	$8.00
Class C (MRCEX)	2.00%	$1,000.00	$1,014.88	$9.99
Investor Class (MRIEX)	1.11%	$1,000.00	$1,019.29	$5.56
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

Meridian Funds	26	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2021 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.11%	$1,000.00	$1,155.20	$ 5.93
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,155.20	$ 5.88
Class A (MSGAX)	1.46%	$1,000.00	$1,153.50	$ 7.80
Class C (MSGCX)	2.15%	$1,000.00	$1,149.50	$11.46
Investor Class (MISGX)	1.14%	$1,000.00	$1,155.00	$ 6.09

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.11%	$1,000.00	$1,019.29	$ 5.56
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.34	$ 5.51
Class A (MSGAX)	1.46%	$1,000.00	$1,017.55	$ 7.30
Class C (MSGCX)	2.15%	$1,000.00	$1,014.13	$10.74
Investor Class (MISGX)	1.14%	$1,000.00	$1,019.14	$ 5.71
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 23 for further information on how the above examples were calculated.

Meridian Funds	27	www.meridianfund.com

Meridian Fund, Inc.
Performance Disclosure
June 30, 2021 (Unaudited)

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2021
	Shares	Value
Common Stocks - 92.8%
Communication Services - 1.2%
Interactive Media & Services - 1.2%
Cargurus, Inc.[1]	469,272	$ 12,309,004
ZipRecruiter, Inc.[1]	600,213	14,993,321
Total Communication Services		27,302,325
Consumer Discretionary - 15.1%
Auto Components - 0.5%
Fox Factory Holding Corp.[1]	75,735	11,788,910
Diversified Consumer Services - 2.1%
frontdoor, Inc.[1]	603,642	30,073,444
Grand Canyon Education, Inc.[1]	184,534	16,602,524
		46,675,968
Internet & Direct Marketing Retail - 0.8%
Shutterstock, Inc.[2]	188,937	18,547,945
Leisure Products - 0.5%
Polaris, Inc.	70,477	9,652,530
Specialty Retail - 4.4%
Sally Beauty Holdings, Inc.[1,2]	2,685,263	59,263,754
Vroom, Inc.[1,2]	902,353	37,772,497
		97,036,251
Textiles, Apparel & Luxury Goods - 6.8%
Canada Goose Holdings, Inc. (Canada)[1,2]	361,080	15,793,639
Carter's, Inc.	103,193	10,646,422
Hanesbrands, Inc.[2]	2,426,322	45,299,432
Skechers U.S.A., Inc. Class A1	1,319,820	65,766,631
Under Armour, Inc. Class C1	812,867	15,094,940
		152,601,064
Total Consumer Discretionary		336,302,668
Financials - 2.3%
Banks - 0.5%
Bank OZK	275,948	11,633,967
Capital Markets - 1.8%
LPL Financial Holdings, Inc.	160,785	21,702,759
WisdomTree Investments, Inc.	2,989,317	18,533,766
		40,236,525
Total Financials		51,870,492
Health Care - 26.1%
Biotechnology - 6.3%
Agios Pharmaceuticals, Inc.[1,2]	225,158	12,408,457
Allakos, Inc.[1]	77,701	6,633,334
C4 Therapeutics, Inc.[1,2]	227,211	8,597,664
CareDx, Inc.[1]	87,399	7,998,757
Deciphera Pharmaceuticals, Inc.[1]	258,198	9,452,629
Exact Sciences Corp.[1]	72,098	8,962,502
	Shares	Value
Forte Biosciences, Inc.[1]	158,238	$ 5,319,962
Heron Therapeutics, Inc.[1,2]	964,892	14,975,124
Kodiak Sciences, Inc.[1,2]	165,428	15,384,804
Neurocrine Biosciences, Inc.[1]	102,831	10,007,513
Precision BioSciences, Inc.[1]	408,976	5,120,380
SpringWorks Therapeutics, Inc.[1]	113,945	9,390,207
Veracyte, Inc.[1]	466,650	18,656,667
Viking Therapeutics, Inc.[1,2]	1,407,044	8,428,194
		141,336,194
Health Care Equipment & Supplies - 10.1%
ABIOMED, Inc.[1]	30,844	9,626,721
Axogen, Inc.[1]	935,291	20,211,639
Cooper Cos., Inc. (The)	24,599	9,747,846
Hologic, Inc. [1]	343,596	22,924,725
Integra LifeSciences Holdings Corp.[1]	142,073	9,695,062
Masimo Corp.[1]	27,650	6,703,742
Merit Medical Systems, Inc.[1]	665,280	43,017,005
Nevro Corp. [1,2]	70,403	11,672,113
Quidel Corp.[1,2]	155,373	19,906,389
STERIS Plc	313,058	64,583,865
Talis Biomedical Corp. Acquisition Date: 7/17/20 - 11/3/20, Cost $8,322,218[1,3]	725,165	6,798,784
		224,887,891
Health Care Providers & Services - 4.8%
AMN Healthcare Services, Inc.[1]	226,730	21,988,275
Cano Health, Inc.[1,2]	967,426	11,705,855
Cano Health, Inc. Acquisition Date: 5/28/21, Cost $16,800,000[1,3]	1,680,000	17,278,800
HealthEquity, Inc.[1]	268,796	21,632,702
Henry Schein, Inc.[1]	258,326	19,165,206
MEDNAX, Inc.[1,2]	505,014	15,226,172
		106,997,010
Health Care Technology - 2.0%
Inovalon Holdings, Inc. Class A1,2	619,703	21,119,478
Omnicell, Inc.[1]	152,459	23,089,916
		44,209,394
Life Sciences Tools & Services - 2.1%
Sotera Health Co.[1,2]	546,596	13,244,021
Syneos Health, Inc.[1]	374,429	33,507,651
		46,751,672
Pharmaceuticals - 0.8%
Arvinas, Inc.[1]	64,097	4,935,469
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Revance Therapeutics, Inc.[1,2]	473,122	$ 14,023,336
		18,958,805
Total Health Care		583,140,966
Industrials - 23.6%
Air Freight & Logistics - 2.4%
CH Robinson Worldwide, Inc.[2]	351,385	32,914,233
Forward Air Corp.	239,483	21,493,599
		54,407,832
Commercial Services & Supplies - 7.1%
ABM Industries, Inc.	668,398	29,643,451
ACV Auctions, Inc. Class A1	162,876	4,174,511
ACV Auctions, Inc. Acquisition Date: 2/28/20 - 9/2/20, Cost $5,167,259[1,3]	488,630	10,645,049
Cimpress Plc (Ireland)[1,2]	190,856	20,690,699
Clean Harbors, Inc.[1]	322,241	30,013,527
Ritchie Bros. Auctioneers, Inc. (Canada)	735,660	43,609,925
Xometry, Inc. Acquisition Date: 7/20/20 - 9/4/20, Cost $2,804,629[1,3]	274,226	20,369,918
		159,147,080
Electrical Equipment - 4.2%
Generac Holdings, Inc.[1]	109,726	45,552,749
Sensata Technologies Holding Plc[1]	825,869	47,875,626
		93,428,375
Machinery - 4.3%
John Bean Technologies Corp.[2]	150,667	21,488,128
Kennametal, Inc.[2]	249,206	8,951,479
Middleby Corp. (The)[1,2]	190,996	33,091,967
Tennant Co.	275,104	21,967,054
Woodward, Inc.	79,901	9,818,235
		95,316,863
Marine - 3.2%
Kirby Corp.[1]	400,160	24,265,703
Matson, Inc.	747,636	47,848,704
		72,114,407
Professional Services - 2.0%
TriNet Group, Inc.[1]	605,727	43,903,093
Road & Rail - 0.4%
Heartland Express, Inc.	486,413	8,332,255
Total Industrials		526,649,905
	Shares	Value
Information Technology - 24.0%
Electronic Equipment, Instruments & Components - 2.5%
Belden, Inc.	561,573	$ 28,398,746
Trimble, Inc.[1]	335,348	27,441,527
		55,840,273
IT Services - 3.2%
Euronet Worldwide, Inc.[1]	219,581	29,720,289
Gartner, Inc.[1]	86,666	20,990,505
Wix.com Ltd. (Israel)[1]	75,257	21,845,602
		72,556,396
Semiconductors & Semiconductor Equipment - 2.5%
ON Semiconductor Corp.[1]	1,454,974	55,696,405
Software - 15.8%
2U, Inc.[1,2]	1,279,648	53,322,932
8x8, Inc.[1]	779,435	21,637,116
ChannelAdvisor Corp.[1]	346,800	8,500,068
Clear Secure, Inc. Class A1	73,478	2,939,120
FireEye, Inc.[1,2]	626,453	12,666,880
j2 Global, Inc.[1,2]	517,951	71,244,160
Mimecast Ltd.[1]	264,331	14,022,759
Momentive Global, Inc.[1]	510,819	10,762,956
Monday.com Ltd.[1]	29,500	6,595,905
New Relic, Inc.[1]	316,455	21,192,991
Nuance Communications, Inc.[1]	463,379	25,226,353
Proofpoint, Inc.[1]	254,888	44,289,339
Smartsheet, Inc. Class A1	202,394	14,637,135
SolarWinds Corp.[1,2]	1,305,764	22,054,354
Sumo Logic, Inc.[1,2]	578,181	11,939,438
Tenable Holdings, Inc.[1]	280,607	11,603,099
		352,634,605
Total Information Technology		536,727,679
Materials - 0.5%
Containers & Packaging - 0.5%
Graphic Packaging Holding Co.	662,508	12,017,895
Total Materials		12,017,895
Total Common Stocks - 92.8% (Cost $1,281,356,551)		2,074,011,930
Preferred Stocks - 2.5%
Consumer Discretionary - 0.6%
Internet & Direct Marketing Retail - 0.5%
Evolve Vacation Rental Network, Inc. Series 9 Acquisition Date: 5/29/20, Cost $4,499,999[1,3,4]	776,451	10,435,501

The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Specialty Retail - 0.1%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,999,993[1,3,4]	207,016	$ 2,999,993
Total Consumer Discretionary		13,435,494
Health Care - 0.6%
Biotechnology - 0.2%
Adagio Therapeutics, Inc. Series C Acquisition Date: 4/16/21, Cost $5,699,950[1,3,4]	72,996	5,699,950
Health Care Equipment & Supplies - 0.4%
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $8,500,136[1,3,4]	31,619	8,500,136
Total Health Care		14,200,086
Information Technology - 0.9%
Communications Equipment - 0.6%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $4,220,000[1,3,4]	4,577,007	9,474,405
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,835,000[1,3,4]	1,283,217	2,656,259
		12,130,664
Software - 0.3%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $7,369,692[1,3,4]	167,493	7,369,692
Total Information Technology		19,500,356
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Apartment List, Inc. Series D Acquisition Date: 11/2/20 - 12/21/20, Cost $8,399,997[1,3,4]	2,299,479	8,898,984
Total Real Estate		8,898,984
Total Preferred Stocks - 2.5% (Cost $43,524,767)		56,034,920
Private Investment Funds - 1.2%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $4,037,882[1,3,5]	4,038	3,880,641
	Shares	Value
Rhino (E) Investment Holdings, LLC Acquisition Date: 7/10/20, Cost $10,236,000[1,3,6]	100	$ 23,837,430
Total Private Investment Funds - 1.2% (Cost $14,273,882)		27,718,071
	Shares/ Principal Amount
Short-Term Investments - 0.6%[7]
Money Market Funds - 0.3%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	1,082,000	1,082,000
Federated Treasury Obligations Fund, Institutional Class, 0.01%	1,082,000	1,082,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	1,082,000	1,082,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	1,082,000	1,082,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	1,082,000	1,082,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%	1,082,000	1,082,000
Total Money Market Funds (Cost $6,492,000)		6,492,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares/ Principal Amount	Value
Repurchase Agreements - 0.3%
Daiwa Capital Markets America, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $2,927,906 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 11/30/21 - 7/1/51, totaling $2,986,460)	$ 2,927,902	$ 2,927,902
HSBC Securities, Inc., dated 6/30/21, due 7/1/21, 0.04% total to be received $231,787 (collateralized by various U.S. Treasury Obligations, 0.00% - 8.00%, 11/15/21 - 2/15/48, totaling $236,423)	231,787	231,787
RBC Dominion Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $2,927,906 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 8/1/21 - 4/15/62, totaling $2,986,460)	2,927,902	2,927,902
Total Repurchase Agreements (Cost $6,087,591)		6,087,591
Total Short-Term Investments - 0.6% (Cost $12,579,591)		12,579,591
Total Investments - 97.1% (Cost $1,351,734,791)		2,170,344,512
Cash and Other Assets, Less Liabilities - 2.9%		64,750,811
Net Assets - 100.0%		$2,235,095,323
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2021
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2021. Total value of such securities at year-end amounts to
$212,888,156 and represents 9.52% of net assets. Securities loaned with a value of $1,043,458 are pending settlement as of June 30, 2021.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $138,845,542 and represents 6.21% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc. Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Rhino (E) Investment Holdings, LLC is a limited liability company that was organized to invest solely in Rivian Automotive, Inc. Series E Preferred Stock. The value of Rivian Automotive, Inc. is substantially the same as Rhino (E) Investment Holdings, LLC.
[7]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2021
	Shares	Value
Common Stocks - 96.7%
Communication Services - 2.2%
Wireless Telecommunication Services - 2.2%
Telephone and Data Systems, Inc.	700,000	$ 15,862,000
Total Communication Services		15,862,000
Consumer Discretionary - 11.0%
Auto Components - 2.7%
Aptiv Plc[1]	40,000	6,293,200
Lear Corp.	78,000	13,671,840
		19,965,040
Hotels, Restaurants & Leisure - 1.4%
Penn National Gaming, Inc.[1]	100,000	7,649,000
PlayAGS, Inc.[1]	285,000	2,821,500
		10,470,500
Household Durables - 2.3%
Newell Brands, Inc.	620,000	17,031,400
Multiline Retail - 0.5%
Nordstrom, Inc.[1]	103,000	3,766,710
Specialty Retail - 4.1%
Monro, Inc.[2]	173,000	10,987,230
Sally Beauty Holdings, Inc.[1]	610,000	13,462,700
Vroom, Inc.[1,2]	142,000	5,944,120
		30,394,050
Total Consumer Discretionary		81,627,700
Consumer Staples - 3.3%
Beverages - 1.0%
Vintage Wine Estates, Inc. (United Kingdom)[1,2]	630,000	7,560,000
Food Products - 2.3%
TreeHouse Foods, Inc.[1,2]	378,000	16,828,560
Total Consumer Staples		24,388,560
Energy - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
APA Corp.	470,000	10,166,100
Cimarex Energy Co.	112,000	8,114,400
Total Energy		18,280,500
Financials - 10.8%
Banks - 6.8%
Comerica, Inc.	87,000	6,206,580
First Horizon Corp.	933,000	16,122,240
U.S. Bancorp	231,000	13,160,070
Wells Fargo & Co.	327,000	14,809,830
		50,298,720
	Shares	Value
Insurance - 4.0%
American International Group, Inc.	307,000	$ 14,613,200
Axis Capital Holdings Ltd.	311,000	15,242,110
		29,855,310
Total Financials		80,154,030
Health Care - 9.4%
Biotechnology - 3.1%
Albireo Pharma, Inc.[1]	145,036	5,102,366
Deciphera Pharmaceuticals, Inc.[1]	99,000	3,624,390
Heron Therapeutics, Inc.[1,2]	480,790	7,461,861
Legend Biotech Corp. ADR[1,2]	87,821	3,605,052
Precision BioSciences, Inc.[1]	229,151	2,868,971
		22,662,640
Health Care Equipment & Supplies - 1.7%
Merit Medical Systems, Inc.[1]	118,810	7,682,254
Talis Biomedical Corp.[1,2]	480,824	5,303,489
		12,985,743
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc.[1]	365,000	22,903,750
Health Care Technology - 1.5%
Change Healthcare, Inc.[1]	480,000	11,059,200
Total Health Care		69,611,333
Industrials - 20.5%
Building Products - 1.2%
Advanced Drainage Systems, Inc.	76,611	8,930,544
Commercial Services & Supplies - 5.7%
ACV Auctions, Inc. Class A1	150,833	3,865,850
Covanta Holding Corp.	960,000	16,905,600
Driven Brands Holdings, Inc.[1]	438,500	13,558,420
Stericycle, Inc.[1]	92,000	6,582,600
VSE Corp.	25,000	1,237,750
		42,150,220
Construction & Engineering - 1.7%
API Group Corp.[1]	591,000	12,345,990
Electrical Equipment - 0.5%
American Superconductor Corp.[1]	212,000	3,686,680
Machinery - 5.1%
CNH Industrial, N.V. (United Kingdom)	972,000	16,251,840
Evoqua Water Technologies Corp.[1]	254,000	8,580,120
Lion Electric Co. (The) (Canada)[1,2]	130,000	2,527,200
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Welbilt, Inc.[1]	460,000	$ 10,649,000
		38,008,160
Marine - 1.5%
Matson, Inc.	170,000	10,880,000
Professional Services - 1.7%
CACI International, Inc. Class A1	50,000	12,756,000
Road & Rail - 1.8%
AMERCO	23,000	13,556,200
Trading Companies & Distributors - 1.3%
Univar Solutions, Inc.[1]	394,000	9,605,720
Total Industrials		151,919,514
Information Technology - 21.2%
Communications Equipment - 1.8%
Juniper Networks, Inc.	501,000	13,702,350
Electronic Equipment, Instruments & Components - 1.4%
Trimble, Inc.[1]	123,156	10,077,855
IT Services - 1.9%
Sabre Corp.[1,2]	1,130,000	14,102,400
Semiconductors & Semiconductor Equipment - 10.5%
Advanced Micro Devices, Inc.[1]	112,000	10,520,160
Allegro MicroSystems, Inc. (Japan)[1]	142,000	3,933,400
Ambarella, Inc.[1]	90,000	9,596,700
Micron Technology, Inc.[1]	145,000	12,322,100
NVIDIA Corp.	5,000	4,000,500
ON Semiconductor Corp.[1]	336,000	12,862,080
Photronics, Inc.[1]	559,000	7,384,390
SMART Global Holdings, Inc.[1,2]	355,000	16,926,400
		77,545,730
Software - 5.6%
Cerence, Inc.[1,2]	60,250	6,429,278
Clear Secure, Inc. Class A1	41,200	1,648,000
Cognyte Software Ltd. (Israel)[1]	445,000	10,902,500
Nuance Communications, Inc.[1]	182,000	9,908,080
Sumo Logic, Inc.[1,2]	145,000	2,994,250
Zuora, Inc. Class A1	564,000	9,729,000
		41,611,108
Total Information Technology		157,039,443
Materials - 1.8%
Chemicals - 1.8%
Olin Corp.	282,000	13,045,320
Total Materials		13,045,320
Real Estate - 8.7%
Equity Real Estate Investment Trusts (REITS) - 8.7%
Alexander & Baldwin, Inc.	695,000	12,732,400
DigitalBridge Group, Inc.[1,2]	3,107,000	24,545,300
	Shares	Value
NETSTREIT Corp.	422,000	$ 9,731,320
VICI Properties, Inc.[2]	548,000	16,998,960
Total Real Estate		64,007,980
Utilities - 5.3%
Electric Utilities - 1.8%
Avangrid, Inc.[2]	256,000	13,166,080
Gas Utilities - 2.5%
National Fuel Gas Co.	146,000	7,628,500
Northwest Natural Holding Co.	211,000	11,081,720
		18,710,220
Independent Power & Renewable Electricity Producers - 1.0%
Brookfield Renewable Corp. Class A	180,697	7,578,432
Total Utilities		39,454,732
Total Common Stocks - 96.7% (Cost $459,923,067)		715,391,112
Warrants - 0.0%
Information Technology - 0.0%
Software - 0.0%
KLDiscovery, Inc., Strike Price $11.50, Expires 12/1/25[1]	450,000	144,000
Total Information Technology		144,000
Total Warrants - 0.0% (Cost $250,695)		144,000

Put Option Purchased - 0.0%
Total Put Option Purchased - 0.0% (Cost $403,924)	100,000
	Shares/ Principal Amount
Short-Term Investments - 1.5%[3]
Money Market Funds - 0.4%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	795,000	795,000
Federated Treasury Obligations Fund, Institutional Class, 0.01%	531,000	531,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	348,000	348,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2021
	Shares/ Principal Amount	Value
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	531,000	$ 531,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	348,000	348,000
Total Money Market Funds (Cost $2,553,000)		2,553,000
Repurchase Agreements - 1.1%
Bank of America Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $769,068 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 8.50%, 7/15/21 - 1/15/60, totaling $784,448)	$ 769,067	769,067
Citigroup Global Markets, Inc., dated 6/30/21, due 7/1/21, 0.06% total to be received $2,562,433 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/1/21 - 1/15/59, totaling $2,613,678)	2,562,429	2,562,429
Daiwa Capital Markets America, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $2,562,433 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 11/30/21 - 7/1/51, totaling $2,613,678)	2,562,429	2,562,429
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $2,562,433 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 8/1/21 - 4/15/62, totaling $2,613,678)	$ 2,562,429	$ 2,562,429
Total Repurchase Agreements (Cost $8,456,354)		8,456,354
Total Short-Term Investments - 1.5% (Cost $11,009,354)		11,009,354
Total Investments - 98.2% (Cost $471,587,040)		726,644,466
Cash and Other Assets, Less Liabilities - 1.8%		13,353,969
Net Assets - 100.0%		$739,998,435
Value
Call Option Written - (0.1)%
Total Call Option Written - (0.1)% (Premium received $(321,074))	$(450,000)

ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2021. Total value of such securities at year-end amounts to $95,687,627 and represents 12.93% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2021
Exchange-Traded Options Purchased
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
Put
DigitalBridge Group, Inc.	6.00	12/17/21	5,000	$3,950,000	$403,924	$100,000
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
DigitalBridge Group, Inc.	8.00	12/17/21	5,000	$3,950,000	$(321,074)	$(450,000)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
June 30, 2021
	Shares	Value
Common Stocks - 115.6%
Communication Services - 16.5%
Diversified Telecommunication Services - 1.7%
Liberty Global Plc Class A (United Kingdom)[1,2]	28,900	$ 784,924
Verizon Communications, Inc.	5,657	316,962
		1,101,886
Entertainment - 6.1%
Live Nation Entertainment, Inc.[1,2]	24,500	2,145,955
Madison Square Garden Entertainment Corp.[2]	5,447	457,385
Walt Disney Co. (The)[2]	7,764	1,364,678
		3,968,018
Interactive Media & Services - 0.8%
IAC/InterActiveCorp. [2]	2,105	324,528
Vimeo, Inc.[2]	3,417	167,433
		491,961
Media - 7.9%
Altice U.S.A., Inc. Class A2	21,174	722,880
Boston Omaha Corp. Class A2	9,070	287,610
Liberty Broadband Corp. Class C2	7,553	1,311,654
Liberty Media Corp.-Liberty SiriusXM Class A2	11,000	512,380
Liberty Media Corp.-Liberty SiriusXM Class C2	799	37,065
ViacomCBS, Inc. Class B1	49,400	2,232,880
		5,104,469
Total Communication Services		10,666,334
Consumer Discretionary - 19.0%
Internet & Direct Marketing Retail - 2.5%
Amazon.com, Inc.[2]	393	1,351,983
Coupang, Inc. (South Korea)[2,3]	7,000	292,740
		1,644,723
Leisure Products - 0.4%
Clarus Corp.	10,312	265,018
Multiline Retail - 1.1%
Target Corp.	2,885	697,420
Specialty Retail - 5.6%
Advance Auto Parts, Inc.	1,640	336,429
Home Depot, Inc. (The)	2,010	640,969
Lowe's Cos., Inc.	3,000	581,910
Sally Beauty Holdings, Inc.[1,2]	80,000	1,765,600
Vroom, Inc.[2,3]	7,024	294,025
		3,618,933
Textiles, Apparel & Luxury Goods - 9.4%
Hanesbrands, Inc.[1]	63,500	1,185,545
NIKE, Inc. Class B	9,254	1,429,651
	Shares	Value
Skechers U.S.A., Inc. Class A1,2	69,400	$ 3,458,202
		6,073,398
Total Consumer Discretionary		12,299,492
Consumer Staples - 3.2%
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	868	343,442
Household Products - 2.7%
Spectrum Brands Holdings, Inc.[1]	20,400	1,734,816
Total Consumer Staples		2,078,258
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Magellan Midstream Partners LP1	200	9,782
Total Energy		9,782
Financials - 12.2%
Banks - 8.7%
Bank of America Corp.[1]	18,100	746,263
Citigroup, Inc.[1]	1,300	91,975
U.S. Bancorp	17,777	1,012,756
Wells Fargo & Co.[1]	83,400	3,777,186
		5,628,180
Capital Markets - 3.5%
Foley Trasimene Acquisition Corp. Class A2	25,000	244,250
Intercontinental Exchange, Inc.	11,033	1,309,617
Tishman Speyer Innovation Corp. II2	30,000	301,500
Yellowstone Acquisition Co.[2]	34,800	362,616
		2,217,983
Total Financials		7,846,163
Health Care - 0.4%
Biotechnology - 0.4%
Heron Therapeutics, Inc.[2,3]	16,635	258,175
Total Health Care		258,175
Industrials - 20.4%
Aerospace & Defense - 2.9%
Boeing Co. (The)[1,2]	7,800	1,868,568
Commercial Services & Supplies - 2.3%
ACV Auctions, Inc. Class A2	11,802	302,485
Legalzoom.com, Inc.[2]	31,300	1,184,705
		1,487,190
Industrial Conglomerates - 3.2%
General Electric Co.[1]	154,200	2,075,532
Machinery - 0.5%
Oshkosh Corp.	2,400	299,136
Marine - 1.7%
Matson, Inc.[1]	17,100	1,094,400
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Professional Services - 4.7%
CACI International, Inc. Class A2	1,300	$ 331,656
Dun & Bradstreet Holdings, Inc.[2,3]	12,432	265,672
IHS Markit Ltd. (United Kingdom)	6,856	772,397
Verisk Analytics, Inc.[1]	9,700	1,694,784
		3,064,509
Trading Companies & Distributors - 5.1%
WW Grainger, Inc.[1]	7,500	3,285,000
Total Industrials		13,174,335
Information Technology - 28.1%
IT Services - 2.5%
PayPal Holdings, Inc.[2]	1,235	359,978
Visa, Inc. Class A3	5,462	1,277,125
		1,637,103
Semiconductors & Semiconductor Equipment - 5.0%
Allegro MicroSystems, Inc. (Japan)[2]	13,531	374,809
NVIDIA Corp.	516	412,851
ON Semiconductor Corp.[1,2]	64,400	2,465,232
		3,252,892
Software - 18.5%
Alkami Technology, Inc.[2]	24,324	867,637
Clear Secure, Inc. Class A2	16,500	660,000
j2 Global, Inc.[1,2]	10,000	1,375,500
Latch, Inc. Acquisition Date: 6/1/21, Cost $325,000[2,4]	32,500	338,959
Microsoft Corp.	5,052	1,368,587
Mimecast Ltd.[1,2]	39,300	2,084,865
salesforce.com, Inc.[2]	2,184	533,485
SolarWinds Corp.[2,3]	20,000	337,800
Splunk, Inc.[1,2]	11,800	1,706,044
Verint Systems, Inc.[1,2]	12,500	563,375
Zuora, Inc. Class A1,2	120,800	2,083,800
		11,920,052
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	9,896	1,355,356
Total Information Technology		18,165,403
Materials - 9.3%
Chemicals - 2.7%
Huntsman Corp.[1]	49,600	1,315,392
Valvoline, Inc.[1]	12,200	396,012
		1,711,404
Containers & Packaging - 3.1%
Ball Corp.[1]	25,000	2,025,500
Paper & Forest Products - 3.5%
Domtar Corp.[1,2]	41,500	2,280,840
Total Materials		6,017,744
	Shares	Value
Real Estate - 3.0%
Equity Real Estate Investment Trusts (REITS) - 3.0%
American Tower Corp.	3,252	$ 878,495
Equinix, Inc.	1,310	1,051,406
Total Real Estate		1,929,901
Utilities - 3.5%
Independent Power & Renewable Electricity Producers - 3.5%
Vistra Corp.[1]	121,999	2,263,082
Total Utilities		2,263,082
Total Common Stocks - 115.6% (Cost $59,319,082)		74,708,669
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Executive Network Partnering Corp. Class A, Strike Price $11.50, Expires 9/25/28[2]	4,325	4,282
Foley Trasimene Acquisition Corp. Class A, Strike Price $11.50, Expires 7/17/25[2]	8,333	17,332
Total Financials		21,614
Total Warrants - 0.0% (Cost $17,742)		21,614
Shares/ Principal Amount
Short-Term Investments - 0.5%[5]
Repurchase Agreements - 0.5%
Bank of America Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $52,761 (collateralized by various U.S. Government Sponsored Agency, 1.50% - 8.50%, 7/15/21 - 1/15/60, totaling $53,816)	$ 52,761	52,761

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2021
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $250,000 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 8/1/21 - 4/15/62, totaling $255,000)	$ 250,000	$ 250,000
Total Repurchase Agreements (Cost $302,761)		302,761
Total Short-Term Investments - 0.5% (Cost $302,761)		302,761
Total Investments - 116.1% (Cost $59,639,585)		75,033,044
Liabilities in Excess of Other Assets - (16.1)%		(10,384,114)
Net Assets - 100.0%		$64,648,930
Value
Call Options Written - (21.3)%
Total Call Options Written - (21.3)% (Premium received $(10,666,676))	$(13,751,518)

Plc—Public Limited Company
[1]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[2]	Non-income producing securities.
[3]	All or portion of this security is on loan at June 30, 2021. Total value of such securities at year-end amounts to $2,333,712 and represents 3.61% of net assets.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $338,959 and represents 0.52% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2021
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Spectrum Brands Holdings, Inc.	55.00	7/16/21	8	$ 68,032	$ (11,193)	$ (25,920)
Verisk Analytics, Inc.	170.00	8/20/21	97	1,694,784	(324,391)	(96,030)
General Electric Co.	9.00	9/17/21	375	504,750	(113,728)	(168,750)
Spectrum Brands Holdings, Inc.	80.00	10/15/21	196	1,666,784	(286,190)	(172,480)
Zuora, Inc. Class A	8.00	11/19/21	570	983,250	(370,097)	(552,900)
j2 Global, Inc.	115.00	12/17/21	100	1,375,500	(186,247)	(278,000)
Matson, Inc.	50.00	12/17/21	171	1,094,400	(248,844)	(268,470)
Mimecast Ltd.	40.00	12/17/21	393	2,084,865	(389,898)	(613,080)
Sally Beauty Holdings, Inc.	17.50	12/17/21	800	1,765,600	(435,368)	(472,000)
Verint Systems, Inc.	40.00	12/17/21	125	563,375	(101,342)	(88,750)
WW Grainger, Inc.	340.00	12/17/21	75	3,285,000	(455,613)	(795,000)
Ball Corp.	70.00	1/21/22	250	2,025,500	(434,009)	(332,500)
Bank of America Corp.	25.00	1/21/22	181	746,263	(103,930)	(295,030)
Citigroup, Inc.	42.50	1/21/22	13	91,975	(19,635)	(37,830)
Domtar Corp.	25.00	1/21/22	415	2,280,840	(380,880)	(1,344,600)
General Electric Co.	10.00	1/21/22	750	1,009,500	(207,156)	(281,250)
Hanesbrands, Inc.	15.00	1/21/22	635	1,185,545	(297,100)	(273,050)
Huntsman Corp.	25.00	1/21/22	496	1,315,392	(306,294)	(168,640)
Liberty Global Plc Class A (United Kingdom)	22.50	1/21/22	288	782,208	(125,897)	(187,200)
Live Nation Entertainment, Inc.	57.50	1/21/22	245	2,145,955	(521,646)	(784,000)
Magellan Midstream Partners LP	35.00	1/21/22	2	9,782	(2,271)	(2,860)
Skechers U.S.A., Inc. Class A	28.00	1/21/22	694	3,458,202	(737,160)	(1,575,380)
Valvoline, Inc.	30.00	1/21/22	122	396,012	(59,980)	(48,800)
Vistra Corp.	13.00	1/21/22	683	1,266,965	(245,341)	(396,140)
Zuora, Inc. Class A	5.00	1/21/22	638	1,100,550	(573,687)	(810,260)
Boeing Co. (The)	200.00	6/17/22	78	1,868,568	(352,660)	(442,260)
General Electric Co.	7.00	1/20/23	417	561,282	(222,082)	(283,560)
ON Semiconductor Corp.	32.00	1/20/23	644	2,465,232	(937,437)	(701,960)
Splunk, Inc.	140.00	1/20/23	118	1,706,044	(644,263)	(354,118)
ViacomCBS, Inc. Class B	37.00	1/20/23	494	2,232,880	(848,468)	(568,100)
Wells Fargo & Co.	42.50	1/20/23	246	1,114,134	(223,606)	(191,880)
Wells Fargo & Co.	27.50	1/20/23	588	2,663,052	(500,263)	(1,140,720)
				Total	$(10,666,676)	$(13,751,518)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2021
	Shares	Value
Common Stocks - 93.3%
Communication Services - 0.7%
Interactive Media & Services - 0.7%
Actua Corp.[1]	1,232,871	$ 123,287
ZipRecruiter, Inc.[1,2]	457,424	11,426,452
Total Communication Services		11,549,739
Consumer Discretionary - 13.2%
Auto Components - 1.1%
Cooper-Standard Holdings, Inc.[1]	336,444	9,756,876
Fox Factory Holding Corp.[1]	54,959	8,554,918
		18,311,794
Diversified Consumer Services - 0.8%
Grand Canyon Education, Inc.[1]	140,726	12,661,118
Hotels, Restaurants & Leisure - 1.0%
PlayAGS, Inc.[1]	1,601,091	15,850,801
Household Durables - 0.8%
Purple Innovation, Inc.[1]	517,246	13,660,467
Internet & Direct Marketing Retail - 0.8%
Shutterstock, Inc.	133,605	13,116,003
Leisure Products - 1.7%
Clarus Corp.	541,330	13,912,181
Malibu Boats, Inc. Class A1,2	173,104	12,693,716
		26,605,897
Specialty Retail - 2.7%
Sally Beauty Holdings, Inc.[1,2]	1,775,450	39,184,182
Shift Technologies, Inc.[1,2]	453,816	3,893,741
		43,077,923
Textiles, Apparel & Luxury Goods - 4.3%
Carter's, Inc.	72,931	7,524,291
Hanesbrands, Inc.[2]	859,257	16,042,328
Skechers U.S.A., Inc. Class A1	932,132	46,448,138
		70,014,757
Total Consumer Discretionary		213,298,760
Consumer Staples - 0.4%
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc.[1,2]	142,861	6,797,326
Total Consumer Staples		6,797,326
Energy - 0.5%
Energy Equipment & Services - 0.1%
NCS Multistage Holdings, Inc.[1]	67,890	2,061,819
Oil, Gas & Consumable Fuels - 0.4%
Evolution Petroleum Corp.	1,252,371	6,211,760
Total Energy		8,273,579
	Shares	Value
Financials - 3.5%
Capital Markets - 3.5%
Build Acquisition Corp.[1,2]	299,399	$ 2,979,020
FinServ Acquisition Corp.[1]	816,667	8,166,670
FinServ Acquisition Corp. Founder Shares Acquisition Date: 2/22/21, Cost $0[1,3]	83,333	416,665
FinServ Acquisition Corp. Private Placement Units Acquisition Date: 2/12/21, Cost $208,330[1,3]	20,833	104,165
Foley Trasimene Acquisition Corp. Class A1	1,212,169	11,842,891
PennantPark Investment Corp.	1,082,159	7,228,822
Tishman Speyer Innovation Corp. II1	400,000	4,020,000
Warrior Technologies Acquisition Co.[1]	898,444	9,038,347
WisdomTree Investments, Inc.	2,199,544	13,637,173
Total Financials		57,433,753
Health Care - 28.6%
Biotechnology - 11.3%
4D Molecular Therapeutics, Inc.[1,2]	342,635	8,250,651
Albireo Pharma, Inc.[1]	248,296	8,735,053
Argenx SE ADR (Netherlands)[1]	16,848	5,072,427
C4 Therapeutics, Inc.[1,2]	183,313	6,936,564
CareDx, Inc.[1]	162,127	14,837,863
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0[1,3,4]	17,318	5,195
DBV Technologies SA ADR (France)[1,2]	814,300	4,454,221
Deciphera Pharmaceuticals, Inc.[1]	161,428	5,909,879
Forte Biosciences, Inc.[1,2]	236,377	7,946,995
Heron Therapeutics, Inc.[1,2]	608,728	9,447,459
Inhibrx, Inc.[1,2]	427,660	11,769,203
Instil Bio, Inc.[1,2]	264,305	5,106,373
Kiniksa Pharmaceuticals Ltd. Class A1,2	372,215	5,184,955
Kodiak Sciences, Inc.[1,2]	126,389	11,754,177
MaxCyte, Inc.[1,2]	304,500	3,782,509
Metacrine, Inc.[1,2]	432,584	1,643,819
NexImmune, Inc. Acquisition Date: 12/28/17 - 12/12/19, Cost $5,749,994[1,3]	1,040,949	14,440,045
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
ORIC Pharmaceuticals, Inc.[1]	307,504	$ 5,439,746
PMV Pharmaceuticals, Inc.[1,2]	166,982	5,704,105
Precision BioSciences, Inc.[1]	367,167	4,596,931
Relay Therapeutics, Inc.[1,2]	164,089	6,004,016
SpringWorks Therapeutics, Inc.[1]	105,966	8,732,658
TCR2 Therapeutics, Inc.[1]	389,848	6,397,406
Veracyte, Inc.[1,2]	355,757	14,223,165
Viking Therapeutics, Inc.[1,2]	992,527	5,945,237
		182,320,652
Health Care Equipment & Supplies - 6.7%
Axogen, Inc.[1]	623,692	13,477,984
Cardiovascular Systems, Inc.[1]	318,194	13,570,974
CryoLife, Inc.[1,2]	288,328	8,188,515
Itamar Medical Ltd. ADR (Israel)[1,2]	288,441	6,792,786
Merit Medical Systems, Inc.[1]	437,773	28,306,402
Nevro Corp. [1,2]	53,690	8,901,265
Pulmonx Corp.[1,2]	180,276	7,953,777
Quidel Corp.[1,2]	118,494	15,181,452
Talis Biomedical Corp. Acquisition Date: 10/6/17 - 6/3/20, Cost $6,363,734[1,3]	705,537	6,614,762
		108,987,917
Health Care Providers & Services - 4.3%
AMN Healthcare Services, Inc.[1]	164,868	15,988,899
Cano Health, Inc.[1,2]	640,960	7,755,616
Cano Health, Inc. Acquisition Date: 5/28/21, Cost $11,200,000[1,3]	1,120,000	11,519,200
HealthEquity, Inc.[1]	195,457	15,730,379
MEDNAX, Inc.[1,2]	369,723	11,147,149
Privia Health Group, Inc.[1,2]	163,174	7,240,030
		69,381,273
Health Care Technology - 3.0%
Certara, Inc.[1,2]	98,844	2,800,251
Inovalon Holdings, Inc. Class A1	478,755	16,315,970
Omnicell, Inc.[1]	105,343	15,954,197
Renalytix AI Plc ADR[1,2]	231,243	7,136,159
Vocera Communications, Inc.[1,2]	164,961	6,573,696
		48,780,273
Life Sciences Tools & Services - 1.9%
Codex DNA, Inc.[1]	364,516	8,019,352
Syneos Health, Inc.[1]	248,227	22,213,834
		30,233,186
Pharmaceuticals - 1.4%
Arvinas, Inc.[1]	116,974	9,006,998
	Shares	Value
Revance Therapeutics, Inc.[1,2]	286,210	$ 8,483,264
Xeris Pharmaceuticals, Inc.[1,2]	1,125,971	4,582,702
		22,072,964
Total Health Care		461,776,265
Industrials - 27.2%
Air Freight & Logistics - 2.2%
Echo Global Logistics, Inc.[1]	710,065	21,827,398
Forward Air Corp.	159,157	14,284,341
		36,111,739
Commercial Services & Supplies - 11.2%
ABM Industries, Inc.	475,459	21,086,607
ACV Auctions, Inc. Class A1,2	108,584	2,783,008
ACV Auctions, Inc. Acquisition Date: 2/28/20 - 9/2/20, Cost $3,444,836[1,3]	325,753	7,096,692
Cimpress Plc (Ireland)[1,2]	105,088	11,392,590
Clean Harbors, Inc.[1]	229,850	21,408,229
Heritage-Crystal Clean, Inc.[1]	1,607,960	47,724,253
Legalzoom.com, Inc.[1]	166,858	6,315,575
Montrose Environmental Group, Inc.[1]	157,734	8,464,007
Ritchie Bros. Auctioneers, Inc. (Canada)	524,744	31,106,824
SP Plus Corp.[1]	304,392	9,311,351
Xometry, Inc. Acquisition Date: 7/20/20 - 9/4/20, Cost $2,031,728[1,3]	198,676	14,757,951
		181,447,087
Machinery - 4.5%
Graham Corp.[2]	428,955	5,902,421
John Bean Technologies Corp.[2]	100,464	14,328,176
Kennametal, Inc.	173,661	6,237,903
Middleby Corp. (The)[1,2]	150,644	26,100,579
Tennant Co.	241,409	19,276,509
		71,845,588
Marine - 3.1%
Kirby Corp.[1]	283,611	17,198,171
Matson, Inc.	520,018	33,281,152
		50,479,323
Professional Services - 5.4%
First Advantage Corp.[1]	910,478	18,127,617
Forrester Research, Inc.[1]	332,241	15,216,638
TriNet Group, Inc.[1]	428,505	31,058,042
TrueBlue, Inc.[1]	791,665	22,253,703
		86,656,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Road & Rail - 0.3%
Heartland Express, Inc.	284,960	$ 4,881,365
Trading Companies & Distributors - 0.5%
Hudson Technologies, Inc.[1,2]	2,357,585	8,015,789
Total Industrials		439,436,891
Information Technology - 17.5%
Electronic Equipment & Instruments - 0.9%
CTS Corp.	395,225	14,686,561
IT Services - 0.4%
International Money Express, Inc.[1]	445,152	6,610,507
Semiconductors & Semiconductor Equipment - 0.5%
Allegro MicroSystems, Inc. (Japan)[1]	294,308	8,152,331
Software - 15.7%
2U, Inc.[1,2]	959,365	39,976,740
8x8, Inc.[1]	599,760	16,649,338
Alkami Technology, Inc.[1]	94,162	3,358,759
American Software, Inc. Class A	162,068	3,559,013
Asure Software, Inc.[1,2]	754,674	6,693,958
Benefitfocus, Inc.[1]	843,616	11,894,986
Cerence, Inc.[1,2]	52,465	5,598,540
ChannelAdvisor Corp.[1]	247,820	6,074,068
Datto Holding Corp.[1,2]	342,254	9,528,351
Latch, Inc.[1,2]	1,021,350	12,531,964
Mimecast Ltd.[1]	702,957	37,291,869
Model N, Inc.[1]	299,582	10,266,675
Momentive Global, Inc.[1,2]	1,390,931	29,306,916
Ping Identity Holding Corp.[1,2]	373,031	8,542,410
QAD, Inc. Class A2	189,502	16,490,464
Upland Software, Inc.[1]	191,566	7,886,772
Vertex, Inc. Class A1,2	434,353	9,529,705
Workiva, Inc.[1,2]	64,178	7,144,937
Zuora, Inc. Class A1	683,847	11,796,361
		254,121,826
Total Information Technology		283,571,225
Materials - 1.7%
Containers & Packaging - 1.7%
Ranpak Holdings Corp.[1]	1,073,169	26,861,420
Total Materials		26,861,420
Total Common Stocks - 93.3% (Cost $964,526,295)		1,508,998,958
	Shares	Value
Warrants - 0.1%
Financials - 0.0%
Capital Markets - 0.0%
Foley Trasimene Acquisition Corp. Class A, Strike Price $11.50, Expires 7/17/25[1]	404,056	$ 840,437
Total Financials		840,437
Information Technology - 0.1%
Software - 0.1%
Latch, Inc. Strike Price $11.50, Expires 12/31/26[1]	340,450	1,191,575
Total Information Technology		1,191,575
Total Warrants - 0.1% (Cost $1,367,116)		2,032,012
Preferred Stocks - 3.6%
Consumer Discretionary - 0.5%
Internet & Direct Marketing Retail - 0.4%
Evolve Vacation Rental Network, Inc. Series 8 Acquisition Date: 6/15/18, Cost $3,999,999[1,3,4]	470,013	6,542,581
Specialty Retail - 0.1%
Capsule Corp. Series D Acquisition Date: 4/8/21, Cost $2,000,000[1,3,4]	138,011	2,000,000
Total Consumer Discretionary		8,542,581
Health Care - 1.7%
Biotechnology - 0.4%
AbSci Corp. Series E Acquisition Date: 10/19/20, Cost $2,499,998[1,3,4]	127,443	2,747,671
Adagio Therapeutics, Inc. Series C Acquisition Date: 4/16/21, Cost $3,299,983[1,3,4]	42,261	3,299,983
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	1,031,614
		7,079,268
Health Care Equipment & Supplies - 1.3%
Adagio Medical, Inc. Series E Acquisition Date: 11/9/20, Cost $4,000,003[1,3,4]	176,913	4,000,003
Beta Bionics, Inc. Series B Acquisition Date: 10/9/18, Cost $3,999,976[1,3,4]	26,631	4,518,215

The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares	Value
Binx Health, Inc. Series E Acquisition Date: 5/26/21, Cost $6,500,041[1,3,4]	24,179	$ 6,500,041
Sonendo, Inc. Series E Acquisition Date: 12/10/19, Cost $4,999,995[1,3,4]	454,545	5,399,995
		20,418,254
Total Health Care		27,497,522
Information Technology - 1.0%
Communications Equipment - 0.7%
Starry, Inc. Series C Acquisition Date: 5/14/18, Cost $3,780,000[1,3,4]	4,099,783	8,486,551
Starry, Inc. Series D Acquisition Date: 3/6/19, Cost $1,665,000[1,3,4]	1,164,336	2,410,175
		10,896,726
Software - 0.3%
Dataminr, Inc. Series F Acquisition Date: 3/22/21, Cost $5,655,320[1,3,4]	128,530	5,655,320
Total Information Technology		16,552,046
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Apartment List, Inc. Series D Acquisition Date: 12/21/20 - 12/24/20, Cost $5,999,998[1,3,4]	1,642,485	6,356,417
Total Real Estate		6,356,417
Total Preferred Stocks - 3.6% (Cost $51,395,321)		58,948,566
Private Investment Fund - 0.2%
Quail Investment Holdings, LLC Acquisition Date: 9/1/20, Cost $2,917,695[1,3,5]	2,918	2,804,076
Total Private Investment Fund - 0.2% (Cost $2,917,695)		2,804,076
	Shares	Value
Convertible Corporate Bonds - 0.1%
Health Care - 0.1%
Biotechnology - 0.1%
AbSci Corp. Acquisition Date: 3/18/21, Cost $1,312,500, 6.00%, 3/18/24[1,3,4]	1,312,500	$ 1,312,500
Total Health Care		1,312,500
Total Convertible Corporate Bonds - 0.1% (Cost $1,312,500)		1,312,500
	Shares/ Principal Amount
Short-Term Investments - 4.6%[6]
Money Market Funds - 2.5%
BlackRock Liquidity Funds, FedFund, Institutional Class, 0.03%	6,742,000	6,742,000
Federated Treasury Obligations Fund, Institutional Class, 0.01%	7,031,000	7,031,000
Goldman Sachs Financial Square Government Fund, Institutional Class, 0.03%	6,671,000	6,671,000
Invesco Short Term Investments, Government & Agency Portfolio, Institutional Class, 0.03%	6,671,000	6,671,000
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.03%	7,045,000	7,045,000
Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%	5,380,000	5,380,000
Total Money Market Funds (Cost $39,540,000)		39,540,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2021
	Shares/ Principal Amount	Value
Repurchase Agreements - 2.1%
Daiwa Capital Markets America, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $17,251,250 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 11/30/21 - 7/1/51, totaling $17,596,251)	$ 17,251,226	$ 17,251,226
HSBC Securities, Inc., dated 6/30/21, due 7/1/21, 0.04% total to be received $57,240 (collateralized by various U.S. Treasury Obligations, 0.00% - 8.00%, 11/15/21 - 2/15/48, totaling $58,385)	57,240	57,240
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 6/30/21, due 7/1/21, 0.05% total to be received $17,251,250 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.00%, 8/1/21 - 4/15/62, totaling $17,596,251)	$ 17,251,226	$ 17,251,226
Total Repurchase Agreements (Cost $34,559,692)		34,559,692
Total Short-Term Investments - 4.6% (Cost $74,099,692)		74,099,692
Total Investments - 101.9% (Cost $1,095,618,619)		1,648,195,804
Liabilities in Excess of Other Assets - (1.9)%		(30,952,003)
Net Assets - 100.0%		$1,617,243,801

ADR—American Depositary Receipt
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2021. Total value of such securities at year-end amounts to
$217,913,994 and represents 13.47% of net assets. Securities loaned with a value of $305,941 are pending settlement as of June 30, 2021.
[3]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules and agreements. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at year-end amounts to $118,019,817 and represents 7.30% of net assets.
[4]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[5]	Quail Investment Holdings, LLC is a limited liability company that was organized to invest solely in Qumulo, Inc. Series E Preferred Stock. The value of Qumulo, Inc. is substantially the same as Quail Investment Holdings, LLC.
[6]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2021	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$2,164,256,921	$718,188,112	$74,730,283	$1,613,636,112
Repurchase agreements[3]	6,087,591	8,456,354	302,761	34,559,692
Cash	72,976,136	19,202,589	4,893,471	43,599,607
Receivables and other assets:
Fund shares purchased	2,155,945	174,662	10,000	1,074,722
Investments sold	6,730,159	10,667,514	1,000,653	5,790,464
Dividends and interest	393,697	1,027,933	29,262	345,432
Securities lending interest	35,427	144,391	291	85,156
Prepaid expenses	47,064	29,210	25,182	38,724
Total Assets	2,252,682,940	757,890,765	80,991,903	1,699,129,909

Liabilities
Collateral held for securities on loan	12,579,591	11,009,354	302,761	74,099,692
Due to broker	—	82,925	—	—
Payables and other accrued expenses:
Options written at value[4]	—	450,000	13,751,518	—
Fund shares sold	720,455	634,100	2,200	1,193,509
Investments purchased	2,577,572	4,960,753	2,183,520	4,809,112
Investment management fees	1,358,849	612,801	44,890	1,350,137
Distribution and service plan fees	3,535	871	428	13,806
Professional fees	120,607	59,391	34,232	113,733
Transfer agent fees	91,479	47,363	4,333	129,595
Other	135,529	34,772	19,091	176,524
Total Liabilities	17,587,617	17,892,330	16,342,973	81,886,108
Net Assets	$2,235,095,323	$739,998,435	$64,648,930	$1,617,243,801

Net Assets Consist of
Paid-in capital	$1,227,626,655	$403,502,285	$42,337,173	$ 912,568,270
Accumulated earnings	1,007,468,668	336,496,150	22,311,757	704,675,531
Net Assets	$2,235,095,323	$739,998,435	$64,648,930	$1,617,243,801
[1] Investments at cost	$1,345,647,200	$463,130,686	$59,336,824	$1,061,058,927

[2]	Including securities on loan valued at $212,888,156, $95,687,627, $2,333,712 and $217,913,994 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost are $6,087,591, $8,456,354, $302,761 and $34,559,692, respectively.
[4]	Written options, premium received of $—, $321,074, $10,666,676 and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2021	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,503,021,753	$730,712,079	$60,564,752	$ 41,480,571
Shares outstanding[5]	27,088,069	14,554,293	3,401,696	1,779,965
Net Asset value per share (offering and redemption price)	$ 55.49	$ 50.21	$ 17.80	$ 23.30
Institutional Class
Net Assets	$ 660,985,106	$ —	$ —	$611,786,797
Shares outstanding[5]	11,913,835	—	—	26,098,477
Net Asset value per share (offering and redemption price)	$ 55.48	$ —	$ —	$ 23.44
Class A
Net Assets	$ 6,045,187	$ 3,402,728	$ 2,117,292	$ 35,335,197
Shares outstanding[5]	113,811	69,655	121,120	1,562,412
Net Asset value per share (offering and redemption price)	$ 53.12	$ 48.85	$ 17.48	$ 22.62
Class C
Net Assets	$ 2,898,521	$ 193,204	$ 10,342	$ 8,324,437
Shares outstanding[5]	56,371	4,078	604	384,016
Net Asset value per share (offering and redemption price)	$ 51.42	$ 47.38	$ 17.13[6]	$ 21.68
Investor Class
Net Assets	$ 62,144,756	$ 5,690,424	$ 1,956,544	$920,316,799
Shares outstanding[5]	1,133,370	114,335	110,173	39,716,260
Net Asset value per share (offering and redemption price)	$ 54.83	$ 49.77	$ 17.76	$ 23.17

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	Calculated NAV may not equal actual NAV shown due to rounding of the net assets and shares.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2021	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 6,787,100	$ 5,690,569	$ 535,830	$ 4,054,652
Foreign taxes withheld	(153,900)	(52,182)	—	(138,811)
Interest income	—	—	—	22,661
Securities lending	653,919	584,779	18,817	1,814,685
Total investment income	7,287,119	6,223,166	554,647	5,753,187

Expenses
Investment management fees	16,067,106	6,216,928	504,127	15,381,013
Custodian fees	200,518	65,854	19,689	153,040
Distribution and service plan fees:
Class A	13,328	5,450	4,884	83,682
Class C	25,769	1,208	239	77,848
Directors' fees	192,395	54,318	5,293	137,291
Pricing fees	215,658	69,862	24,575	237,497
Audit and tax fees	2,008	12,819	23,995	26,878
Legal fees	102,225	15,365	1,458	92,617
Registration and filing fees	111,948	84,810	82,620	111,611
Shareholder communications fees	118,301	39,939	17,684	147,524
Transfer agent fees	721,763	322,816	32,953	1,109,183
Recoupment of investment advisory fees previously waived	—	—	8,774	67,708
Miscellaneous expenses	113,859	40,520	16,882	86,907
Total expenses excluding interest expenses	17,884,878	6,929,889	743,173	17,712,799
Interest expenses	—	—	387	465
Total expenses	17,884,878	6,929,889	743,560	17,713,264
Less waivers and/or reimbursements (Note 6)	—	—	(48)	—
Net expenses	17,884,878	6,929,889	743,512	17,713,264
Net investment loss	(10,597,759)	(706,723)	(188,865)	(11,960,077)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	304,073,283	120,376,063	12,810,058	185,177,895
Net realized loss on forward foreign currency exchange contracts	—	—	—	(1,658)
Net realized gain on written options	—	—	1,439,122	—
Net change in unrealized appreciation on investments	661,320,758	187,078,941	1,843,611	543,629,016
Net change in unrealized appreciation/(depreciation) on written options	—	(128,926)	863,311	—
Total realized and unrealized gain	965,394,041	307,326,078	16,956,102	728,805,253
Net increase in net assets resulting from operations	$954,796,282	$306,619,355	$16,767,237	$716,845,176
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Operations
Net investment income/(loss)	$ (10,597,759)	$ (2,402,509)	$ (706,723)	$ 2,509,572
Net realized gain/(loss) on investments and securities sold short	304,073,283	28,957,709	120,376,063	(286,525)
Net change in unrealized appreciation/(depreciation) on investments	661,320,758	(54,160,464)	186,950,015	(32,949,913)
Net increase/(decrease) in net assets resulting from operations	954,796,282	(27,605,264)	306,619,355	(30,726,866)

Distributions to Shareholders:
Legacy Class	(11,923,723)	(110,593,487)	(29,590,465)	(43,704,938)
Institutional Class	(4,705,276)	(44,758,382)	—	—
Class A	(49,734)	(577,492)	(89,267)	(163,109)
Class C	(25,185)	(238,504)	(7,188)	(3,768)
Investor Class	(3,292,390)	(33,751,799)	(106,172)	(191,530)
Decrease in net assets from distributions	(19,996,308)	(189,919,664)	(29,793,092)	(44,063,345)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	(537,735,273)	8,522,889	(24,033,444)	(39,007,611)
Total increase/(decrease) in net assets	397,064,701	(209,002,039)	252,792,819	(113,797,822)

Net Assets
Beginning of Year	1,838,030,622	2,047,032,661	487,205,616	601,003,438
End of Year	$2,235,095,323	$1,838,030,622	$739,998,435	$ 487,205,616
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Operations
Net investment loss	$ (188,865)	$ (83,668)	$ (11,960,077)	$ (7,754,176)
Net realized gain on investments, written options, forward foreign currency exchange contracts and foreign currency transactions	14,249,180	21,708,738	185,176,237	33,604,815
Net change in unrealized appreciation/(depreciation) on investments and written options	2,706,922	(13,762,499)	543,629,016	(95,782,762)
Net increase/(decrease) in net assets resulting from operations	16,767,237	7,862,571	716,845,176	(69,932,123)

Distributions to Shareholders:
Legacy Class	(6,719,285)	(15,756,784)	(597,274)	(2,124,228)
Institutional Class	—	—	(12,486,518)	(39,244,104)
Class A	(248,148)	(1,153,361)	(671,223)	(2,391,247)
Class C	(4,202)	(17,678)	(164,935)	(626,473)
Investor Class	(261,508)	(3,170,995)	(17,279,229)	(49,182,014)
Decrease in net assets from distributions	(7,233,143)	(20,098,818)	(31,199,179)	(93,568,066)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	3,302,816	(473,973)	(390,012,892)	(188,255,664)
Total increase/(decrease) in net assets	12,836,910	(12,710,220)	295,633,105	(351,755,853)

Net Assets
Beginning of Year	51,812,020	64,522,240	1,321,610,696	1,673,366,549
End of Year	$64,648,930	$ 51,812,020	$1,617,243,801	$1,321,610,696
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 35.86	$ 39.69	$ 45.05	$ 40.15	$ 32.70
Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.05)	(0.03)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	20.29	(0.23)	0.12	7.94	7.74
Net increase (decrease) from investment operations	20.05	(0.28)	0.09	7.84	7.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(0.42)	(3.55)	(5.45)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 55.49	$ 35.86	$ 39.69	$ 45.05	$ 40.15
Total return	56.11%	(1.40)% [3]	2.98% [3]	20.14%	23.46%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.51)% [4]	(0.12)%	(0.06)%	(0.23)%	(0.24)%
Ratio of expenses to average net assets	0.84% [4]	0.85%	0.85%	0.86%	0.87%

Supplemental Data
Net Assets, End of Year (000's)	$1,503,022	$1,095,062	$1,307,172	$1,400,431	$1,270,753
Portfolio Turnover Rate	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 35.85	$ 39.67	$ 45.03	$ 40.13	$ 32.68
Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.03)	(0.02)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	20.28	(0.24)	0.12	7.95	7.74
Net increase (decrease) from investment operations	20.05	(0.27)	0.10	7.84	7.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(0.42)	(3.55)	(5.46)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 55.48	$ 35.85	$ 39.67	$ 45.03	$ 40.13
Total return	56.13%	(1.38)%	3.00%	20.18%	23.48%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.49)% [3]	(0.09)%	(0.05)%	(0.25)%	(0.24)%
Ratio of expenses to average net assets	0.82% [3]	0.82%	0.83%	0.85%	0.87%

Supplemental Data
Net Assets, End of Year (000's)	$660,985	$455,636	$367,627	$311,019	$ 92,203
Portfolio Turnover Rate	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 34.45	$ 38.38	$ 43.88	$ 39.29	$ 32.10
Income (loss) from investment operations:
Net investment loss[1]	(0.37)	(0.16)	(0.13)	(0.21)	(0.20)
Net realized and unrealized gain (loss)	19.46	(0.22)	0.06	7.74	7.59
Net increase (decrease) from investment operations	19.09	(0.38)	(0.07)	7.53	7.39
Less distributions to shareholders:
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 53.12	$ 34.45	$ 38.38	$ 43.88	$ 39.29
Total return	55.62%	(1.72)% [3]	2.64% [3]	19.81%	23.09%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.82)% [4]	(0.45)%	(0.32)%	(0.51)%	(0.56)%
Ratio of expenses to average net assets	1.16% [4]	1.17%	1.15%	1.15%	1.18%

Supplemental Data
Net Assets, End of Year (000's)	$ 6,045	$ 4,731	$ 6,707	$ 15,701	$ 17,287
Portfolio Turnover Rate	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 33.60	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Income (loss) from investment operations:
Net investment loss[1]	(0.66)	(0.40)	(0.43)	(0.52)	(0.48)
Net realized and unrealized gain (loss)	18.90	(0.21)	0.06	7.72	7.64
Net increase (decrease) from investment operations	18.24	(0.61)	(0.37)	7.20	7.16
Less distributions to shareholders:
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Redemption fees	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of year	$ 51.42	$ 33.60	$ 37.76	$ 43.56	$ 39.30
Total return	54.49%	(2.40)% [3]	1.94% [3]	18.90%	22.20%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.53)% [4]	(1.15)%	(1.08)%	(1.27)%	(1.33)%
Ratio of expenses to average net assets	1.87% [4]	1.87%	1.87%	1.90%	1.92%

Supplemental Data
Net Assets, End of Year (000's)	$ 2,899	$ 2,188	$ 2,914	$ 3,384	$ 3,095
Portfolio Turnover Rate	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 35.46	$ 39.29	$ 44.66	$ 39.86	$ 32.48
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.05)	(0.06)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	19.99	(0.23)	0.13	7.87	7.69
Net increase (decrease) from investment operations	19.79	(0.28)	0.07	7.74	7.57
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	(0.42)	(3.55)	(5.43)	(2.94)	(0.20)
Total distributions to shareholders	(0.42)	(3.55)	(5.44)	(2.94)	(0.20)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.01
Net asset value, end of year	$ 54.83	$ 35.46	$ 39.29	$ 44.66	$ 39.86
Total return	56.01%	(1.42)% [3]	2.95% [3]	20.06%	23.41%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.47)% [4]	(0.13)%	(0.14)%	(0.31)%	(0.34)%
Ratio of expenses to average net assets	0.87% [4]	0.86%	0.87%	0.95%	0.94%

Supplemental Data
Net Assets, End of Year (000's)	$ 62,145	$280,414	$362,613	$103,643	$ 89,177
Portfolio Turnover Rate	30%	47%	35%	47%	34%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 31.63	$ 35.91	$ 45.23	$ 39.79	$ 32.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.16	0.20	0.46	(0.02)
Net realized and unrealized gain (loss)	20.68	(1.64)	(1.63)	9.39	7.58
Net increase (decrease) from investment operations	20.64	(1.48)	(1.43)	9.85	7.56
Less distributions to shareholders:
Distributions from net investment income	(0.94)	(0.31)	(0.49)	0.00	(0.01)
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(2.06)	(2.80)	(7.89)	(4.41)	(0.19)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 50.21	$ 31.63	$ 35.91	$ 45.23	$ 39.79
Total return	66.77%	(4.90)%	(0.05)%	25.73%	23.36%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.11)%	0.47%	0.51%	1.07%	(0.05)%
Ratio of expenses to average net assets	1.11%	1.13%	1.12%	1.12%	1.13%

Supplemental Data
Net Assets, End of Year (000's)	$730,712	$483,573	$592,899	$672,035	$588,906
Portfolio Turnover Rate	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 30.83	$ 34.94	$ 44.26	$ 39.19	$ 32.08
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.21)	0.01	0.05	0.04	(0.19)
Net realized and unrealized gain (loss)	20.17	(1.57)	(1.60)	9.44	7.48
Net increase (decrease) from investment operations	19.96	(1.56)	(1.55)	9.48	7.29
Less distributions to shareholders:
Distributions from net investment income	(0.82)	(0.06)	(0.37)	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(1.94)	(2.55)	(7.77)	(4.41)	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 48.85	$ 30.83	$ 34.94	$ 44.26	$ 39.19
Total return	66.22%	(5.22)%	(0.42)%	25.17%	22.76%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.51)%	0.04%	0.12%	0.09%	(0.53)%
Ratio of expenses to average net assets:
Total expenses	1.43%	1.48%	1.48%	1.60%	1.60%
Excluding recoupment of past waived fees	1.43%	1.48%	1.48%	1.41%	1.42%

Supplemental Data
Net Assets, End of Year (000's)	$ 3,403	$ 1,648	$ 4,572	$ 7,097	$ 583
Portfolio Turnover Rate	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 30.13	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Income (loss) from investment operations:
Net investment loss[1]	(0.53)	(0.17)	(0.18)	(0.05)	(0.39)
Net realized and unrealized gain (loss)	19.69	(1.58)	(1.60)	9.23	7.48
Net increase (decrease) from investment operations	19.16	(1.75)	(1.78)	9.18	7.09
Less distributions to shareholders:
Distributions from net investment income	(0.79)	0.00	(0.22)	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(1.91)	(2.49)	(7.62)	(4.41)	(0.18)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 47.38	$ 30.13	$ 34.37	$ 43.77	$ 39.00
Total return	65.03%	(5.86)% [2]	(1.06)% [2]	24.46%	22.12%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.27)%	(0.55)%	(0.50)%	(0.13)%	(1.05)%
Ratio of expenses to average net assets	2.16%	2.17%	2.14%	2.14%	2.13%

Supplemental Data
Net Assets, End of Year (000's)	$ 193	$ 49	$ 49	$ 25	$ 43
Portfolio Turnover Rate	72%	76%	57%	49%	54%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 31.37	$ 35.63	$ 44.90	$ 39.61	$ 32.34
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.11)	0.12	0.18	0.35	(0.10)
Net realized and unrealized gain (loss)	20.54	(1.61)	(1.63)	9.35	7.55
Net increase (decrease) from investment operations	20.43	(1.49)	(1.45)	9.70	7.45
Less distributions to shareholders:
Distributions from net investment income	(0.91)	(0.28)	(0.42)	0.00	0.00
Distributions from net realized capital gains	(1.12)	(2.49)	(7.40)	(4.41)	(0.18)
Total distributions to shareholders	(2.03)	(2.77)	(7.82)	(4.41)	(0.18)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of year	$ 49.77	$ 31.37	$ 35.63	$ 44.90	$ 39.61
Total return	66.65%	(4.96)%	(0.11)%	25.44%	23.07%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.28)%	0.37%	0.45%	0.81%	(0.27)%
Ratio of expenses to average net assets:
Total expenses	1.19%	1.19%	1.18%	1.35%	1.35%
Excluding recoupment of past waived fees	1.19%	1.19%	1.18%	1.18%	1.23%

Supplemental Data
Net Assets, End of Year (000's)	$ 5,690	$ 1,936	$ 3,484	$ 3,916	$ 2,743
Portfolio Turnover Rate	72%	76%	57%	49%	54%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 15.17	$ 18.42	$ 18.64	$ 13.59	$ 11.60
Income from investment operations:
Net investment income (loss)[1]	(0.05)	(0.02)	(0.13)	0.06	0.17
Net realized and unrealized gain	4.82	2.65	1.55	5.18	1.92
Net increase from investment operations	4.77	2.63	1.42	5.24	2.09
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.09)	(0.19)	(0.10)
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(2.14)	(5.88)	(1.64)	(0.19)	(0.10)
Redemption fees	0.00	0.00 [2]	0.00	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 17.80	$ 15.17	$ 18.42	$ 18.64	$ 13.59
Total return	33.17%	15.86% [3]	11.20% [3]	38.78%	18.06%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.12)%	(0.79)%	0.36%	1.35%
Ratio of expenses to average net assets:
Total expenses	1.25%	1.28%	1.58%	1.44%	1.38%
Before fees waived and excluding recoupment of past waived fees	1.24%	1.28%	1.58%	1.40%	1.33%
After fees waived and excluding recoupment of past waived fees[4]	1.24%	1.26%	1.58%	1.40%	1.33%
After fees waived and Excluding recoupment of past waived fees and interest and dividend expenses	1.24%	1.25%	1.19%	1.17%	1.20%

Supplemental Data
Net Assets, End of Year (000's)	$ 60,565	$ 48,332	$ 60,306	$ 56,631	$ 46,120
Portfolio Turnover Rate	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.97	$ 18.31	$ 18.48	$ 13.52	$ 11.54
Income from investment operations:
Net investment income (loss)[1]	(0.11)	(0.08)	(0.21)	(0.02)	0.16
Net realized and unrealized gain	4.76	2.61	1.59	5.16	1.88
Net increase from investment operations	4.65	2.53	1.38	5.14	2.04
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.18)	(0.06)
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(2.14)	(5.88)	(1.55)	(0.18)	(0.06)
Redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 17.48	$ 14.97	$ 18.31	$ 18.48	$ 13.52
Total return	32.78%	15.39% [3]	10.87% [3]	38.24%	17.69%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.50)%	(1.27)%	(0.11)%	1.25%
Ratio of expenses to average net assets:
Total expenses	1.60%	1.64%	2.00%	1.84%	1.73%
Before fees waived and Excluding recoupment of past waived fees	1.57%	1.64%	2.00%	1.78%	1.69%
After fees waived and excluding recoupment of past waived fees[4]	1.57%	1.61%	2.00%	1.78%	1.69%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.57%	1.60%	1.55%	1.55%	1.56%

Supplemental Data
Net Assets, End of Year (000's)	$ 2,117	$ 1,770	$ 3,200	$ 5,730	$ 3,321
Portfolio Turnover Rate	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.76	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Income from investment operations:
Net investment income (loss)[1]	(0.17)	(0.11)	(0.27)	(0.09)	0.07
Net realized and unrealized gain	4.68	2.58	1.55	5.14	1.91
Net increase from investment operations	4.51	2.47	1.28	5.05	1.98
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.08)	(0.01)
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(2.14)	(5.88)	(1.55)	(0.08)	(0.01)
Redemption fees	0.00	0.00	0.00	0.00 [2]	0.00
Net asset value, end of year	$ 17.13	$ 14.76	$ 18.17	$ 18.44	$ 13.47
Total return	32.27%	15.08%	10.31%	37.61%	17.26%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.05)%	(0.77)%	(1.60)%	(0.55)%	0.59%
Ratio of expenses to average net assets:
Total expenses	2.20%	2.25%	2.35%	2.24%	2.33%
Before fees waived and Excluding recoupment of past waived fees	2.20%	2.25%	2.32%	2.25%	2.33%
After fees waived and excluding recoupment of past waived fees[3]	2.00%	2.02%	2.32%	2.24%	2.13%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	2.00%	2.00%	1.97%	2.00%	2.00%

Supplemental Data
Net Assets, End of Year (000's)	$ 10	$ 30	$ 2	$ 2	$ 1
Portfolio Turnover Rate	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 15.12	$ 18.40	$ 18.61	$ 13.60	$ 11.60
Income from investment operations:
Net investment income (loss)[1]	(0.04)	(0.03)	(0.18)	0.09	0.16
Net realized and unrealized gain	4.81	2.62	1.60	5.10	1.92
Net increase from investment operations	4.77	2.59	1.42	5.19	2.08
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.08)	(0.18)	(0.08)
Distributions from net realized capital gains	(2.14)	(5.88)	(1.55)	0.00	0.00
Total distributions to shareholders	(2.14)	(5.88)	(1.63)	(0.18)	(0.08)
Redemption fees	0.01	0.01	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 17.76	$ 15.12	$ 18.40	$ 18.61	$ 13.60
Total return	33.37%	15.65%	11.22% [3]	38.34%	17.98%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.17)%	(1.05)%	0.58%	1.24%
Ratio of expenses to average net assets:
Total expenses	1.20%	1.35%	1.70%	1.59%	1.48%
Excluding recoupment of past waived fees	1.20%	1.35%	1.70%	1.47%	1.39%
Excluding recoupment of past waived fees and interest and dividend expenses	1.20%	1.34%	1.22%	1.24%	1.26%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,957	$ 1,681	$ 1,014	$ 1,060	$ 246
Portfolio Turnover Rate	96%	140%	47%	49%	44%

[1]	Per share net investment income (loss) has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.71	$ 15.74	$ 18.03	$ 15.07	$ 11.87
Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.06)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	9.13	(0.04)	(0.44)	3.72	3.29
Net increase (decrease) from investment operations	8.98	(0.10)	(0.51)	3.63	3.20
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$ 23.30	$ 14.71	$ 15.74	$ 18.03	$ 15.07
Total return	61.51%	(1.17)%	(1.49)%	24.66%	26.96%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.75)% [3]	(0.42)%	(0.41)%	(0.55)%	(0.63)%
Ratio of expenses to average net assets:
Total expenses	1.12% [3]	1.13%	1.12%	1.15%	1.20%
Excluding recoupment of past waived fees	1.12% [3]	1.13%	1.12%	1.13%	1.14%

Supplemental Data
Net Assets, End of Year (000's)	$ 41,481	$ 27,080	$ 41,637	$ 54,856	$ 66,777
Portfolio Turnover Rate	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Institutional Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.79	$ 15.81	$ 18.09	$ 15.11	$ 11.88
Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.06)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	9.18	(0.04)	(0.43)	3.73	3.30
Net increase (decrease) from investment operations	9.04	(0.10)	(0.50)	3.65	3.23
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 23.44	$ 14.79	$ 15.81	$ 18.09	$ 15.11
Total return	61.59%	(1.09)%	(1.42)%	24.73%	27.19%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.72)% [3]	(0.40)%	(0.41)%	(0.50)%	(0.52)%
Ratio of expenses to average net assets:
Total expenses	1.10% [3]	1.10%	1.10%	1.10%	1.14%
Before fees waived and excluding recoupment of past waived fees	1.09% [3]	1.10%	1.10%	1.11%	1.14%
After fees waived and excluding recoupment of past waived fees [4]	1.09% [3]	1.10%	1.09%	1.10%	1.10%

Supplemental Data
Net Assets, End of Year (000's)	$611,787	$587,095	$728,123	$728,538	$253,447
Portfolio Turnover Rate	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	66	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.33	$ 15.42	$ 17.76	$ 14.89	$ 11.76
Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.11)	(0.12)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	8.88	(0.05)	(0.44)	3.67	3.25
Net increase (decrease) from investment operations	8.68	(0.16)	(0.56)	3.54	3.13
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 22.62	$ 14.33	$ 15.42	$ 17.76	$ 14.89
Total return	61.05%	(1.59)%	(1.81)% [3]	24.34%	26.62%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.10)% [4]	(0.80)%	(0.74)%	(0.82)%	(0.92)%
Ratio of expenses to average net assets:
Total expenses	1.48% [4]	1.49%	1.44%	1.41%	1.49%
Excluding recoupment of past waived fees	1.48% [4]	1.49%	1.44%	1.41%	1.45%

Supplemental Data
Net Assets, End of Year (000's)	$ 35,335	$ 33,878	$ 45,376	$ 89,306	$ 82,031
Portfolio Turnover Rate	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	67	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class C	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 13.84	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Income (loss) from investment operations:
Net investment loss[1]	(0.32)	(0.21)	(0.24)	(0.25)	(0.22)
Net realized and unrealized gain (loss)	8.55	(0.04)	(0.42)	3.62	3.24
Net increase (decrease) from investment operations	8.23	(0.25)	(0.66)	3.37	3.02
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00	0.00 [2]
Net asset value, end of year	$ 21.68	$ 13.84	$ 15.02	$ 17.46	$ 14.76
Total return	59.94%	(2.25)%	(2.45)%	23.39%	25.72%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.78)% [3]	(1.47)%	(1.45)%	(1.56)%	(1.60)%
Ratio of expenses to average net assets:
Total expenses	2.16% [3]	2.18%	2.16%	2.15%	2.17%
Excluding recoupment of past waived fees	2.16% [3]	2.18%	2.16%	2.15%	2.16%

Supplemental Data
Net Assets, End of Year (000's)	$ 8,324	$ 6,922	$ 13,255	$ 31,174	$ 44,593
Portfolio Turnover Rate	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	68	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$ 14.63	$ 15.70	$ 17.99	$ 15.05	$ 11.85
Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.09)	(0.09)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	9.08	(0.05)	(0.42)	3.70	3.29
Net increase (decrease) from investment operations	8.93	(0.14)	(0.51)	3.61	3.20
Less distributions to shareholders:
Distributions from net realized capital gains	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Total distributions to shareholders	(0.39)	(0.93)	(1.78)	(0.67)	0.00
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 23.17	$ 14.63	$ 15.70	$ 17.99	$ 15.05
Total return	61.51%	(1.43)% [3]	(1.50)% [3]	24.56%	27.00%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.80)% [4]	(0.59)%	(0.53)%	(0.57)%	(0.69)%
Ratio of expenses to average net assets	1.17% [4]	1.29%	1.22%	1.16%	1.26%

Supplemental Data
Net Assets, End of Year (000's)	$920,317	$666,635	$844,975	$853,794	$450,402
Portfolio Turnover Rate	32%	40%	43%	44%	39%

[1]	Per share net investment loss has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on beginning and ending Financial Statement Net Asset Value as shown above, which may differ from the traded Net Asset Value, due to rounding.
[4]	These ratios exclude the impact of expenses of the underlying private investment funds in which the Fund invests as represented in the Schedule of Investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	69	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
June 30, 2021

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2021, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Legacy Class, Investor Class, Class A and Institutional Class Shares are subject to a 2% redemption fee on shares redeemed or exchanged that have been held for 60 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to front-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

Meridian Funds	70	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the most recent sale price at the close of the options market in which the options trade. An exchange-traded option for which there is no close price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
The Fund’s investment in an unregistered pooled investment vehicle (“Private Investment Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Private Investment Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Private Investment Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Private Investment Fund does not report a value to the Fund on a timely basis, the fair value of the Private Investment Fund shall be based on the most recent value reported by the Private Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Private Investment Fund investment is subject to change at any time, without notice to investors, at the discretion of the Private Investment Fund manager or the Fund.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2021 is as follows:

Meridian Funds	71	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Growth Fund

Common Stocks[2]	$ 2,018,919,379	$ 55,092,551	—	—	$ 2,074,011,930
Preferred Stocks[2]	—	—	$ 56,034,920	—	56,034,920
Private Investment Funds	—	—	—	$ 27,718,071	27,718,071
Short-Term Investments	6,492,000	6,087,591	—	—	12,579,591
Total Investments	$ 2,025,411,379	$ 61,180,142	$ 56,034,920	$ 27,718,071	$ 2,170,344,512
Contrarian Fund
Assets:
Common Stocks[2]	$ 715,391,112	—	—	—	$ 715,391,112
Put Option Purchased	—	$ 100,000	—	—	100,000
Warrants[2]	—	144,000	—	—	144,000
Short-Term Investments	2,553,000	8,456,354	—	—	11,009,354
Total Investments - Assets	$ 717,944,112	$ 8,700,354	—	—	$ 726,644,466
Liabilities:
Call Option Written	(450,000)	—	—	—	(450,000)
Total Investments - Liabilities	$ (450,000)	—	—	—	$ (450,000)
Enhanced Equity Fund
Assets:
Common Stocks[2]	$ 74,369,710	$ 338,959	—	—	$ 74,708,669
Warrants	21,614	—	—	—	21,614
Short-Term Investments	—	302,761	—	—	302,761
Total Investments - Assets	$ 74,391,324	$ 641,720	—	—	$ 75,033,044
Liabilities:
Call Options Written	(3,286,908)	(10,464,610)	—	—	(13,751,518)
Total Investments - Liabilities	$ (3,286,908)	$ (10,464,610)	—	—	$ (13,751,518)

Meridian Funds	72	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

	Level 1	Level 2	Level 3	Practical Expedient[1]	Total
Small Cap Growth Fund

Common Stocks[2]	$ 1,453,920,996	$ 55,072,767	$ 5,195	—	$ 1,508,998,958
Warrants[2]	2,032,012	—	—	—	2,032,012
Preferred Stocks[2]	—	—	58,948,566	—	58,948,566
Private Investment Fund	—	—	—	$ 2,804,076	2,804,076
Convertible Corporate Bonds[2]	—	—	1,312,500	—	1,312,500
Short-Term Investments	39,540,000	34,559,692	—	—	74,099,692
Total Investments	$ 1,495,493,008	$ 89,632,459	$ 60,266,261	$ 2,804,076	$ 1,648,195,804
1 Certain investments that are measured at fair value using the NAV Per Share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
2 See Schedules of Investments for values in each industry.
The following is the fair value measurement of investments that are measured at NAV per Share (or its equivalent) as a practical expedient:
Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	$ 3,880,641	—	Subject to advisor approval	N/A
Rhino (E) Investment Holdings, LLC	Private Investment Funds[1]	$ 23,837,430	—	Subject to advisor approval	N/A

Small Cap Growth Fund
Security Description	Investment Category	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Quail Investment Holdings, LLC	Private Investment Funds[1]	$ 2,804,076	—	Subject to advisor approval	N/A

1 Private Investment Fund investing generally consists of private partnerships which directly invest in various strategies to generate capital appreciation and/or income yield. These strategies may span across the capital stock and may include Private Equity, Private Credit, Venture Capital, Collateralized Loan Obligations, Asset-Backed Securities, Master Limited Partners and Direct Real Estate.

Meridian Funds	73	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Preferred Stocks	Total Level 3
Investments in Securities
Beginning Balance 07/01/20	$ 22,345,008	$ 22,345,008
Total Purchase	45,044,448	45,044,448
Transfers out[1]	(22,016,516)	(22,016,516)
Change in unrealized Gain (Loss)	10,661,980	10,661,980
Ending Balance 06/30/21	$ 56,034,920	$ 56,034,920
Change in unrealized Gain (Loss) on investments still held at 06/30/21	$ 11,463,177	$ 11,463,177

Small Cap Growth Fund
	Common Stocks	Preferred Stocks	Convertible Corporate Bonds	Total Level 3
Investments in Securities
Beginning Balance 07/01/20	$ 322,960	$ 50,015,412	$ —	$ 50,338,372
Total Purchase	208,330	33,618,951	1,312,500	35,139,781
Transfers out[1]	(4,208,330)	(29,273,620)	—	(33,481,950)
Change in unrealized Gain (Loss)	3,682,235	4,587,823	—	8,270,058
Ending Balance 06/30/21	$ 5,195	$ 58,948,566	$ 1,312,500	$ 60,266,261
Change in unrealized Gain (Loss) on investments still held at 06/30/21	$ (31,173)	$ 8,155,023	$ —	$ 8,123,850

[1] During the year ended June 30, 2021, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the year. Investments transferred out of Level 3 as a result of an initial public offering were transferred out at fair value prior to the initial public offering, and therefore unrealized gains and losses are not reflective within.

Meridian Funds	74	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

Information about Level 3 measurements as of June 30, 2021:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Preferred Stocks	$21,029,648	Market Approach	Revenue Multiple	3.50x to 8.25x (6.20x)
Preferred Stocks	$10,435,501	Option Pricing Method Market Approach	Industry Volatility, Time to Exit Revenue Multiple	56.2%, 36 months 4.75x to 5.25x
Preferred Stocks	$24,569,771	Cost	N/A	N/A

[1] A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
[2] Unobservable inputs were weighted by the fair value of the investments.

Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range (Weighted Average)[1,2]
Common Stocks	$5,195	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise Value Adjustment	80%, 24 months -80%
Preferred Stocks	$6,542,581	Option Pricing Method Market Approach	Industry Volatility, Time to Exit Revenue Multiple	56.2%, 36 months 4.75x to 5.25x
Preferred Stocks	$13,697,495	Option Pricing Method Fully Diluted Method	Industry Volatility, Time to Exit Enterprise Value Adjustment	80%-90%, 12-36 months (58.13%, 25.63 months) -50% - 15% (5.66%)
Preferred Stocks	$17,253,143	Market Approach	Revenue Multiple	3.50x to 8.25x (6.43x)
Preferred Stocks	$21,455,347	Cost	N/A	N/A
Convertible Corporate Bonds	$1,312,500	Cost	N/A	N/A

[1] A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
[2] Unobservable inputs were weighted by the fair value of the investments.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Industry Volatility	Decrease	Increase
Time to Exit	Decrease	Increase
Revenue Multiple	Increase	Decrease
Enterprise Value Adjustment	Increase	Decrease
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

accreted and amortized over the lives of the respective securities using the effective interest method. Distributions from Private Investment Funds that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than income.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
j.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	428,659	$ 20,634,848	654,667	$ 22,296,401
Shares issued from reinvestment of distributions	244,157	11,597,439	2,767,447	107,598,358
Redemption fees	—	25,465	—	3,470
Shares redeemed	(4,121,565)	(185,922,502)	(5,818,884)	(205,570,786)
Net decrease	(3,448,749)	$(153,664,750)	(2,396,770)	$ (75,672,557)
Institutional Class
Shares sold	3,509,616	$ 168,866,561	5,936,651	$ 223,526,248
Shares issued from reinvestment of distributions	98,320	4,669,236	1,108,226	43,065,657
Redemption fees	—	11,522	—	3,020
Shares redeemed	(4,404,282)	(201,376,494)	(3,601,788)	(130,106,486)
Net increase/(decrease)	(796,346)	$ (27,829,175)	3,443,089	$ 136,488,439
Class A
Shares sold	6,137	$ 305,778	9,174	$ 325,757
Shares issued from reinvestment of distributions	1,081	49,230	14,601	546,221
Redemption fees	—	160	—	31
Shares redeemed	(30,742)	(1,290,397)	(61,175)	(1,998,612)
Net decrease	(23,524)	$ (935,229)	(37,400)	$ (1,126,603)
Class C
Shares sold	715	$ 30,200	1,163	$ 41,921
Shares issued from reinvestment of distributions	569	25,185	6,494	237,825
Shares redeemed	(10,045)	(417,337)	(19,681)	(628,255)
Net decrease	(8,761)	$ (361,952)	(12,024)	$ (348,509)
Investor Class
Shares sold	1,053,556	$ 44,340,843	3,456,198	$ 117,334,817
Shares issued from reinvestment of distributions	68,924	3,237,366	865,130	33,264,267
Redemption fees	—	304	—	1,438
Shares redeemed	(7,896,526)	(402,522,680)	(5,642,767)	(201,418,403)
Net decrease	(6,774,046)	$(354,944,167)	(1,321,439)	$ (50,817,881)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	74,298	$ 3,333,191	102,895	$ 3,229,417
Shares issued from reinvestment of distributions	706,046	28,700,767	1,206,014	42,487,893
Redemption fees	—	10,603	—	2,562
Shares redeemed	(1,513,844)	(59,692,315)	(2,532,505)	(80,945,730)
Net decrease	(733,500)	$(27,647,754)	(1,223,596)	$(35,225,858)
Class A
Shares sold	30,492	$ 1,435,842	18,222	$ 615,538
Shares issued from reinvestment of distributions	995	39,410	2,367	81,377
Redemption fees	—	1	—	19
Shares redeemed	(15,270)	(590,916)	(98,031)	(3,242,100)
Net increase/(decrease)	16,217	$ 884,337	(77,442)	$ (2,545,166)
Class C
Shares sold	2,273	$ 92,016	151	$ 5,200
Shares issued from reinvestment of distributions	182	7,026	105	3,556
Shares redeemed	—	—	(59)	(1,385)
Net increase	2,455	$ 99,042	197	$ 7,371
Investor Class
Shares sold	68,648	$ 3,281,268	664	$ 20,789
Shares issued from reinvestment of distributions	2,574	103,740	5,331	186,333
Redemption fees	—	160	—	—
Shares redeemed	(18,596)	(754,237)	(42,061)	(1,451,080)
Net increase/(decrease)	52,626	$ 2,630,931	(36,066)	$ (1,243,958)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	62,350	$ 1,047,325	71,180	$ 1,124,825
Shares issued from reinvestment of distributions	414,399	6,584,808	1,062,223	15,359,739
Redemption fees	—	—	—	1,315
Shares redeemed	(262,029)	(4,327,423)	(1,219,562)	(20,077,531)
Net increase/(decrease)	214,720	$ 3,304,710	(86,159)	$ (3,591,652)
Class A
Shares sold	47,241	$ 791,640	226,654	$ 4,218,057
Shares issued from reinvestment of distributions	15,741	246,032	78,187	1,118,071
Redemption fees	—	21	—	1,839
Shares redeemed	(60,058)	(988,668)	(361,367)	(6,065,159)
Net increase/(decrease)	2,924	$ 49,025	(56,526)	$ (727,192)
Class C
Shares sold	310	$ 5,000	5,127	$ 100,468
Shares issued from reinvestment of distributions	62	952	620	8,758
Shares redeemed	(1,779)	(28,175)	(3,830)	(65,262)
Net increase/(decrease)	(1,407)	$ (22,223)	1,917	$ 43,964
Investor Class
Shares sold	35,560	$ 593,081	533,558	$ 10,354,814
Shares issued from reinvestment of distributions	16,321	258,366	179,508	2,592,097
Redemption fees	—	867	—	3,806
Shares redeemed	(52,885)	(881,010)	(657,024)	(9,149,810)
Net increase/(decrease)	(1,004)	$ (28,696)	56,042	$ 3,800,907

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	432,151	$ 8,977,034	429,274	$ 5,960,235
Shares issued from reinvestment of distributions	29,813	595,665	106,193	1,707,575
Redemption fees	—	—	—	283
Shares redeemed	(523,472)	(8,977,143)	(1,338,479)	(16,480,989)
Net increase/(decrease)	(61,508)	$ 595,556	(803,012)	$ (8,812,896)
Institutional Class
Shares sold	5,281,775	$ 103,935,707	14,900,148	$ 212,025,956
Shares issued from reinvestment of distributions	589,316	11,839,351	2,276,468	36,764,965
Redemption fees	—	2,129	—	410,283
Shares redeemed	(19,474,051)	(371,565,411)	(23,537,579)	(325,946,565)
Net decrease	(13,602,960)	$(255,788,224)	(6,360,963)	$ (76,745,361)
Class A
Shares sold	326,559	$ 6,549,450	320,772	$ 4,183,225
Shares issued from reinvestment of distributions	30,007	582,752	140,843	2,211,235
Redemption fees	—	—	—	210
Shares redeemed	(1,157,908)	(20,795,244)	(1,040,526)	(14,538,835)
Net decrease	(801,342)	$ (13,663,042)	(578,911)	$ (8,144,165)
Class C
Shares sold	25,959	$ 444,825	20,229	$ 278,815
Shares issued from reinvestment of distributions	8,708	162,666	40,445	615,575
Redemption fees	—	—	—	223
Shares redeemed	(150,773)	(2,625,482)	(443,123)	(6,121,717)
Net decrease	(116,106)	$ (2,017,991)	(382,449)	$ (5,227,104)
Investor Class
Shares sold	5,470,724	$ 103,925,394	15,772,549	$ 221,654,486
Shares issued from reinvestment of distributions	797,312	15,842,579	2,815,336	45,101,680
Redemption fees	—	—	—	24,151
Shares redeemed	(12,103,324)	(238,907,164)	(26,867,957)	(356,106,455)
Net decrease	(5,835,288)	$(119,139,191)	(8,280,072)	$ (89,326,138)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2021, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$593,977,514	$1,180,794,893
Contrarian Fund	$426,948,014	$ 478,241,018
Enhanced Equity Fund	$ 72,746,030	$ 81,613,804
Small Cap Growth Fund	$476,800,575	$ 889,070,839

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of June 30, 2021, Contrarian Fund does not hold any restricted securities. Refer to the Schedules of Investments for information about restricted securities held as of June 30, 2021 for Growth, Enhanced Equity and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 7.50%	7/13/21 - 2/15/51	$207,437,619
Contrarian Fund	U.S. Government Obligations	0.00% - 7.50%	7/13/21 - 2/15/51	87,584,424
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 7.50%	7/13/21 - 8/15/50	2,102,890
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 7.50%	7/13/21 - 2/15/51	150,987,712
Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2021, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

Growth Fund were $212,888,156, $95,687,627, $2,333,712 and $217,913,994, respectively. Securities on loan are footnoted in the Schedules of Investments. As of June 30, 2021, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $220,017,210, $98,593,778, $2,405,651 and $225,087,404, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2021, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $6,087,591, $8,456,354, $302,761 and $34,559,692, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2021:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 6,087,591	$ (6,087,591)[1]	$ —
Contrarian Fund
Repurchase agreement	8,456,354	(8,456,354) [1]	—
Enhanced Equity Fund
Repurchase agreement	302,761	(302,761) [1]	—
Small Cap Growth Fund
Repurchase agreement	34,559,692	(34,559,692) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Contrarian Fund
Options:
Average value of option contracts purchased	$ 25,000
Average value of option contracts written	$112,500
Enhanced Equity Fund
Options:
Average value of option contracts written	$14,511,402

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

For the year ended June 30, 2021, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized depreciation on written options, and are included in Options written at value in the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value in the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and foreign currency transactions and Net change in unrealized appreciation/(depreciation) on investments in the Statements of Operations. The change in unrealized appreciation (depreciation) on purchased options for the Contrarian Fund was $(303,924). There were no realized gains (losses) on purchased options during the year.
g. Forward foreign currency exchange contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund's risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
For Small Cap Growth Fund, the fund did not hold any forward foreign currency exchange contracts at any quarter-end.
For the year ended June 30, 2021, the effect of forward foreign currency exchange contracts can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized loss on forward foreign currency exchange contracts.
h. Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
i. Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
j. Private Investment Funds: The Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Private Investment Funds (PIF) Risk: PIFs are subject to management and other expenses, which will be directly or indirectly paid by the Funds. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in PIFs and also may be higher than other funds that invest directly in stocks and bonds. Each PIF is subject to specific risks, depending on the nature of its investment strategy. The Fund may invest in private investment funds

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

and/or hedge funds, which may pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss.
6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2021, the distributor received commissions in the amounts of $155, $1,812, $2 and $2,249 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Enhanced Equity Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $93 and $551 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2021.
	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2021
Growth Fund
Institutional Class	0.90%	$ —
Class A	1.55%	$ —
Class C	2.25%	$ —
Investor Class	1.30%	$ —
Contrarian Fund
Class A	1.60%	$ —
Class C	2.20%	$ —
Investor Class	1.35%	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

Enhanced Equity Fund
Legacy Class	1.25%	$ —
Class A	1.60%	$ —
Class C	2.00%	$48
Investor Class	1.35%	$ —
Small Cap Growth Fund
Legacy Class	1.20%	$ —
Institutional Class	1.10%	$ —
Class A	1.60%	$ —
Class C	2.25%	$ —
Investor Class	1.35%	$ —

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2021, and may be renewed or modified with approval of the Funds' Board. For the year ended June 30, 2021, the Adviser recouped $8,726 and $67,708 from the Enhanced Equity Fund and Small Cap Growth Fund, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

At June 30, 2021, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2022	2023	2024
Growth Fund	$—	$ —	$ —
Contrarian Fund	—	—	—
Enhanced Equity Fund	—	176	48
Small Cap Growth Fund	—	6,831	—

7.	Directors and Officers: Certain Officers of the Funds are also Officers of the Adviser. Officers of the Funds who are Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2021, is as follows:
	2021 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$19,996,308	$ —	$19,996,308
Contrarian Fund	2,166,314	27,626,778	29,793,092
Enhanced Equity Fund	2,257,676	4,975,467	7,233,143
Small Cap Growth Fund	5,279,434	25,919,745	31,199,179
The tax character of distributions made during the fiscal year ended June 30, 2020, is as follows:
	2020 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$11,155,028	$178,764,636	$189,919,664
Contrarian Fund	4,905,907	39,157,438	44,063,345
Enhanced Equity Fund	3,306,362	16,792,456	20,098,818
Small Cap Growth Fund	13,895,977	79,672,089	93,568,066
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2021

unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties.
	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Earnings
Growth Fund	$21,753,944	$(21,753,944)
Contrarian Fund	—	—
Enhanced Equity Fund	(159)	159
Small Cap Growth Fund	—	—

The aggregate cost of investments and unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2021 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,365,874,797	$834,903,313	$(30,433,598)	$804,469,715
Contrarian Fund	474,933,184	258,468,500	(6,757,218)	251,711,282
Enhanced Equity Fund	60,141,550	17,981,740	(3,090,246)	14,891,494
Small Cap Growth Fund	1,114,067,916	594,917,658	(60,789,770)	534,127,888
	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Enhanced Equity Fund	Small Cap Growth Fund
Undistributed ordinary income	$ 91,415,851	$ —	$ 3,167,863	$ 38,706,867
Capital loss carry forward	—	—	—	—
Undistributed long-term capital gains	111,583,102	85,521,026	7,337,242	131,840,776
Unrealized appreciation/(depreciation)	804,469,715	251,582,356	11,806,652	534,127,888
Qualified late year deferred losses	—	(607,232)	—	—
Total Accumulated Earnings/(Losses)	$1,007,468,668	$336,496,150	$22,311,757	$704,675,531
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on investments in passive foreign investment companies, and straddles and investment adjustments in partnerships. Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes. The Contrarian Fund incurred and elected to defer such later year losses of $607,232.
As of June 30, 2021, the Funds had no capital loss carryforwards available to offset future realized capital gains.
10.	Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm
To the Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund and Board of Directors of Meridian Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meridian Fund, Inc. comprising Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund (the “Funds”) as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the year ended June 30, 2017 were audited by other auditors whose report dated August 24, 2017, expressed an unqualified opinion on those financial highlights.
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers, administrator, and transfer agents; when replies were not received from brokers or counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2018.
Cohen & Company, Ltd.
Cleveland, Ohio
August 25, 2021

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Board Consideration of Liquidity Risk Management Program (Unaudited)
The Company has adopted and implemented a liquidity risk management program (the “Program”), as consistent with Rule 22e-4 to govern the Company’s approach to managing liquidity risk for each Fund. The Program is overseen by the Liquidity Committee (the “Committee”), which is comprised of the Company's Treasurer, Secretary, Assistant Treasurer and a compliance representative of the Company’s investment adviser, ArrowMark Colorado Holdings, LLC. The Company’s Board of Directors (the “Board”) has approved the designation of the Committee to oversee the Program.
The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.
At a meeting of the Board held on May 11, 2021, the Committee provided a report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program for the period from April 1, 2020 through March 31, 2021 (“Reporting Period”). The Report concluded that the Company’s Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the Program during the Reporting Period. The Report further concluded that the Company’s investment strategies continue to be appropriate given the Company’s status as an open-end fund.
There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in the Company, including liquidity risks presented by the Company’s investment portfolio, is found in the Company’s Prospectus and Statement of Additional Information.

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Meridian Fund, Inc.
Information About the Directors and Officers (Unaudited)
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (76)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to December 2017; Trustee, Ewing Marion Kauffman Foundation, March 2010 to March 2019.	4	StoneCastle Financial Corp.; Windowpane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Enhanced Equity Fund, Meridian Growth Fund, and Meridian Contrarian Fund).

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (53)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015.	4	StoneCastle Financial Corp.; MidFirst Bank – Colorado Advisory Member; The Children's Hospital of Colorado Finance Committee
John S. Emrich, CFA (53)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present.	4	StoneCastle Financial Corp.; Destra Funds (4 Funds)
Michael S. Erickson (69)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President, and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (4 Funds); McGee Island, LLC
James Bernard Glavin (86)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	None
Edward F. Keely, CFA (54)	Director	Indefinite term since February 13, 2015	Private Investor, February 2021 to present; previously Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to February 2021.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (54)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (52)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly, Chief Operating Officer, ArrowMark Colorado Holdings, LLC
Katie Jones (37)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Director, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.
Kelsey Auble (31)	Assistant Treasurer	Indefinite; Since November 12, 2019	Controller, ArrowMark Colorado Holdings, LLC; formerly, Alternative Investment Accounting Supervisor, ALPS Fund Services

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Meridian Fund, Inc.
2021 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2022. Please consult your tax advisor for proper treatment of this information.
For the period July 1, 2020 to June 30, 2021, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Contrarian Fund, Enhanced Equity Fund, and Small Cap Growth Fund reported $17,102,328, $4,975,467, and $25,919,745, respectively, as long-term capital gain distribution for the year ended June 30, 2021.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2021 as qualifying for the corporate dividends-received deduction:
Growth Fund	3.15%
Contrarian Fund	100%
Enhanced Equity Fund	8.99%
Small Cap Growth Fund	91.10%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2021 as qualified dividend income (QDI):
Growth Fund	4.13%
Contrarian Fund	100%
Enhanced Equity Fund	9.13%
Small Cap Growth Fund	99.99%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2021, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0%
Contrarian Fund	0.92%
Enhanced Equity Fund	0%
Small Cap Growth Fund	0%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2021, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100%
Contrarian Fund	0%
Enhanced Equity Fund	100%
Small Cap Growth Fund	100%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.

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Meridian Fund, Inc.
2021 TAX NOTICE TO SHAREHOLDERS (Unaudited) (continued)

U.S. Government interest:
Growth Fund	0%
Contrarian Fund	0%
Enhanced Equity Fund	0%
Small Cap Growth Fund	0%

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
Russell 2500® Value Index: Measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. One cannot invest directly into an index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI:
•	By electronic request at the following E-mail address: publicinfo@sec.gov
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

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Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2021
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
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Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Kelsey Auble, Assistant Treasurer
*Interested Director

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $96,000 in 2021 and $102,500 in 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2021 and $0 in 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 in 2021 and $20,000 in 2020. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2021 and $0 in 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1. bookkeeping or other services related to the accounting records or financial statements of the Company;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $20,000 in 2021 and $20,000 in 2020. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2021 and $0 in 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	8/31/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	8/31/21

By (Signature and Title)*	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date	8/31/21

*	Print the name and title of each signing officer under his or her signature.